                                                                 Exhibit 10.15



                                  $23,000,000


                    RECEIVABLES LOAN AND SECURITY AGREEMENT


                                    BETWEEN


                           LONDON BRIDGE RESORT, INC.


                                      AND


                           FINOVA CAPITAL CORPORATION


                                OCTOBER 11, 1996








Prepared by:
Jeffrey A. Ekbom, Esq.
Steven E. Lee, Esq.
Law Offices of
Ekbom & Lee PLC
Gainey Ranch Corporation Center
8777 North Gainey Center Drive
Suite 175
Scottsdale, Arizona  85258
Phone:  (602) 922-9494
Fax:  (602) 922-7255

                               TABLE OF CONTENTS

I.     DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

II.    RECEIVABLES LOAN COMMITMENT. . . . . . . . . . . . . . . . . . . . . . . .  9
         2.1    Advances of Receivables Loan. . . . . . . . . . . . . . . . . . .  9
         2.2    Receivables Loan Term . . . . . . . . . . . . . . . . . . . . . .  9
         2.3    Payment of Interest on the Receivables Loan . . . . . . . . . . .  9
         2.4    Payment of Principal on the Receivables Loan. . . . . . . . . . .  9
         2.5    Receivables Loan a Revolving Line of Credit . . . . . . . . . . . 10

III.   SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         3.1    Acquisition Deed of Trust Amendment . . . . . . . . . . . . . . . 10
         3.2    Security Interest in Receivables Collateral . . . . . . . . . . . 10
         3.3    Replacement of Ineligible Instruments . . . . . . . . . . . . . . 10
         3.4    Guarantees. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

IV.    TITLE INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         4.1    Title Insurance of Amended Acquisition Deed of Trust. . . . . . . 11
         4.2    Title Insurance on Purchase Deeds of Trust. . . . . . . . . . . . 11

V.     CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         5.1    Conditions Precedent to Funding . . . . . . . . . . . . . . . . . 11
                (a)  Loan Documents . . . . . . . . . . . . . . . . . . . . . . . 11
                (b)  Other Items and Documents. . . . . . . . . . . . . . . . . . 13
                (c)  No Material Change . . . . . . . . . . . . . . . . . . . . . 13
                (d)  Warranties and Representations . . . . . . . . . . . . . . . 13
                (e)  No Default . . . . . . . . . . . . . . . . . . . . . . . . . 13
                (f)  Payment of Loan Fee. . . . . . . . . . . . . . . . . . . . . 14
                (g)  Title to Property. . . . . . . . . . . . . . . . . . . . . . 14
                (h)  Perfection of Liens. . . . . . . . . . . . . . . . . . . . . 14
                (i)  Loan Costs . . . . . . . . . . . . . . . . . . . . . . . . . 14
                (j)  Affiliated Party Financing . . . . . . . . . . . . . . . . . 14
                (l)  Tax, Lien and Litigation Searches; References. . . . . . . . 14
                (m)  Access, Parking and Common Areas . . . . . . . . . . . . . . 14
                (n)  Mr. Flatley's Financial Statements . . . . . . . . . . . . . 14
                (o)  Borrower and Queen's bay Financial Information . . . . . . . 15
                (p)  Exchange Affiliation . . . . . . . . . . . . . . . . . . . . 15
                (q)  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
         5.2    Conditions Precedent to All Advances. . . . . . . . . . . . . . . 15
                (a)  Exhibit G Items. . . . . . . . . . . . . . . . . . . . . . . 15
                (b)  Servicing and Collection . . . . . . . . . . . . . . . . . . 15
                (c)  Sale Approvals . . . . . . . . . . . . . . . . . . . . . . . 15
                (d)  Purchase Documents . . . . . . . . . . . . . . . . . . . . . 15

                (e)  Utilities. . . . . . . . . . . . . . . . . . . . . . . . . . 15
         5.3    Additional Provisions Concerning Advances . . . . . . . . . . . . 16
                (a)  Minimum Advances . . . . . . . . . . . . . . . . . . . . . . 16
                (b)  Disbursement of Advances . . . . . . . . . . . . . . . . . . 16
                (c)  Conditions for Lender's Benefit. . . . . . . . . . . . . . . 16

VI.    RECEIVABLES LOAN AND COLLECTION OF INSTRUMENTS . . . . . . . . . . . . . . 16
         6.1    Receivables Note. . . . . . . . . . . . . . . . . . . . . . . . . 16
         6.2    Maintaining Borrowing Base Limitations. . . . . . . . . . . . . . 16
         6.3    Collection of Instruments . . . . . . . . . . . . . . . . . . . . 16
                (a)  Lockbox Agent. . . . . . . . . . . . . . . . . . . . . . . . 16
                (b)  Successor Agents . . . . . . . . . . . . . . . . . . . . . . 17
         6.4    Application of Collected Proceeds . . . . . . . . . . . . . . . . 17
         6.5    Borrower's Obligations If Proceeds Inadequate . . . . . . . . . . 17
         6.6    Custodial Fee . . . . . . . . . . . . . . . . . . . . . . . . . . 18

VII.   PREPAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
         7.1    Prepayment of Receivables Loan. . . . . . . . . . . . . . . . . . 18
         7.2    Unauthorized Prepayment . . . . . . . . . . . . . . . . . . . . . 18

VIII.  BORROWER'S ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. . . . . . 19
         8.1    Due Organization and Authority. . . . . . . . . . . . . . . . . . 19
                (a)  Good Standing. . . . . . . . . . . . . . . . . . . . . . . . 19
                (b)  Power and Authority; Enforceability. . . . . . . . . . . . . 19
         8.2    Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                (a)  No Litigation. . . . . . . . . . . . . . . . . . . . . . . . 19
                (b)  Notice of Proceeding . . . . . . . . . . . . . . . . . . . . 19
         8.3    Time-Share Interests. . . . . . . . . . . . . . . . . . . . . . . 19
                (a)  Sales Activity . . . . . . . . . . . . . . . . . . . . . . . 19
                (b)  Compliance with Laws . . . . . . . . . . . . . . . . . . . . 20
                (c)  Zoning Compliance. . . . . . . . . . . . . . . . . . . . . . 20
         8.4    Eligible Instruments. . . . . . . . . . . . . . . . . . . . . . . 20
                (a)  Eligible Instruments . . . . . . . . . . . . . . . . . . . . 20
                (b)  No Prepayment. . . . . . . . . . . . . . . . . . . . . . . . 20
                (c)  Fulfill Obligations to Purchasers. . . . . . . . . . . . . . 20
                (d)  Documents Delivered to Lender. . . . . . . . . . . . . . . . 20
                (e)  Assessments and Reserves . . . . . . . . . . . . . . . . . . 20
                (f)  Good and Marketable Title. . . . . . . . . . . . . . . . . . 21
         8.5    Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
         8.6    Notice of Lender's Interest . . . . . . . . . . . . . . . . . . . 21
         8.7    No Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
         8.8    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
         8.9    No Misrepresentations/Reliance. . . . . . . . . . . . . . . . . . 21
                (a)  No Misrepresentations. . . . . . . . . . . . . . . . . . . . 21

                (b)  Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . 22
         8.10   Reports and Financial Information . . . . . . . . . . . . . . . . 22
                (a)  Sales Reports. . . . . . . . . . . . . . . . . . . . . . . . 22
                (b)  Financial Information. . . . . . . . . . . . . . . . . . . . 22
                (c)  Project and Sales Information. . . . . . . . . . . . . . . . 22
                (d)  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . 22
                (e)  Budgets for Projects . . . . . . . . . . . . . . . . . . . . 23
         8.11   Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         8.12   No Default for Third Party Obligations. . . . . . . . . . . . . . 23
         8.13   Taxes Paid. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
         8.14   Indemnification and Hold Harmless . . . . . . . . . . . . . . . . 23
         8.15   Perfection of Security Interests. . . . . . . . . . . . . . . . . 24
         8.16   Past and Future Revisions to Declaration. . . . . . . . . . . . . 24
         8.17   Borrower to not Use Lender's Name . . . . . . . . . . . . . . . . 24
         8.18   Borrower to Collect Instruments . . . . . . . . . . . . . . . . . 24
         8.19   Books and Records . . . . . . . . . . . . . . . . . . . . . . . . 24
         8.20   No Further Sale or Hypothecation. . . . . . . . . . . . . . . . . 25
         8.21   No Misstatements of Fact. . . . . . . . . . . . . . . . . . . . . 25
         8.22   No Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
         8.23   No Violation of Regulations . . . . . . . . . . . . . . . . . . . 25
         8.24   Further Acts and Documents. . . . . . . . . . . . . . . . . . . . 25
         8.25   No Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
         8.26   Provisions Continuing . . . . . . . . . . . . . . . . . . . . . . 26
         8.27   Additional Representations and Warranties . . . . . . . . . . . . 26

IX.    DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
         9.1    Events of Default . . . . . . . . . . . . . . . . . . . . . . . . 26
                (a)  Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
                (b)  Representations and Warranties . . . . . . . . . . . . . . . 26
                (c)  Certain Covenants. . . . . . . . . . . . . . . . . . . . . . 26
                (d)  Other Covenants. . . . . . . . . . . . . . . . . . . . . . . 26
                (e)  Other Event of Default . . . . . . . . . . . . . . . . . . . 26
                (f)  Default in Other Agreements. . . . . . . . . . . . . . . . . 27
                (g)  Judgments. . . . . . . . . . . . . . . . . . . . . . . . . . 27
                (h)  Lien Foreclosure . . . . . . . . . . . . . . . . . . . . . . 27
                (i)  Bankruptcy and Insolvency. . . . . . . . . . . . . . . . . . 27
                (j)  Damage to or Condemnation of Project . . . . . . . . . . . . 27
                (k)  Unenforceability or Repudiation. . . . . . . . . . . . . . . 27
                (l)  Material Adverse Change. . . . . . . . . . . . . . . . . . . 28
         9.2    Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
                (a)  No Advances. . . . . . . . . . . . . . . . . . . . . . . . . 28
                (b)  Acceleration . . . . . . . . . . . . . . . . . . . . . . . . 28
                (c)  Collection of Receivables Collateral . . . . . . . . . . . . 28
                (d)  Trustee's Sale or Foreclosure. . . . . . . . . . . . . . . . 28
                (e)  Other Foreclosures . . . . . . . . . . . . . . . . . . . . . 28

         9.3    Application of Proceeds After Default . . . . . . . . . . . . . . 28
         9.4    Additional Remedies . . . . . . . . . . . . . . . . . . . . . . . 28
                (a)  Sale of Receivables Collateral . . . . . . . . . . . . . . . 28
                (b)  Notice of Sale . . . . . . . . . . . . . . . . . . . . . . . 29
                (c)  Sale in Whole or in Part . . . . . . . . . . . . . . . . . . 29
                (d)  Lender Attorney-in-Fact. . . . . . . . . . . . . . . . . . . 30
                (e)  Purchaser Not Obligated. . . . . . . . . . . . . . . . . . . 30
                (f)  Purchaser to Hold Free and Clear . . . . . . . . . . . . . . 30
         9.5    Application of Proceeds . . . . . . . . . . . . . . . . . . . . . 30
         9.6    Lender May Perform. . . . . . . . . . . . . . . . . . . . . . . . 30
         9.7    Remedies Not Exclusive. . . . . . . . . . . . . . . . . . . . . . 31
         9.8    Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
         9.9    Assembly of Receivables Collateral. . . . . . . . . . . . . . . . 31

X.     CONSTRUCTION AND GENERAL TERMS . . . . . . . . . . . . . . . . . . . . . . 31
         10.1   Place of Payment. . . . . . . . . . . . . . . . . . . . . . . . . 31
         10.2   Integration and Modification. . . . . . . . . . . . . . . . . . . 31
         10.3   Irrevocable Powers. . . . . . . . . . . . . . . . . . . . . . . . 32
         10.4   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . 32
         10.5   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
         10.6   Successors and Assigns. . . . . . . . . . . . . . . . . . . . . . 32
         10.7   Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . 32
         10.8   Time. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
         10.9   Headings and Gender . . . . . . . . . . . . . . . . . . . . . . . 32
         10.10  Governing Law and Waivers . . . . . . . . . . . . . . . . . . . . 33
         10.11  Applicable Usury Law. . . . . . . . . . . . . . . . . . . . . . . 33

XI.    SPECIAL CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
         11.1   Right of First Refusal. . . . . . . . . . . . . . . . . . . . . . 34
         11.2   Financial Covenants and Limitations on Distributions. . . . . . . 34
                (a)  Limit on Marketing Expenses. . . . . . . . . . . . . . . . . 34
                (b)  Minimum Net Worth. . . . . . . . . . . . . . . . . . . . . . 34
                (c)  Limit on G&A Expenses. . . . . . . . . . . . . . . . . . . . 34
                (d)  Limits on Distributions. . . . . . . . . . . . . . . . . . . 34
                (e)  Delinquencies. . . . . . . . . . . . . . . . . . . . . . . . 35
                (f)  Certification. . . . . . . . . . . . . . . . . . . . . . . . 35
                (g)  Loans to Affiliates. . . . . . . . . . . . . . . . . . . . . 35

XII.   CLOSING, INITIAL ADVANCE & GENERAL ASSIGNMENT. . . . . . . . . . . . . . . 35
         12.1   Transfers to Borrower on Closing Date . . . . . . . . . . . . . . 35
         12.2   General Assignment to Lender on Closing Date. . . . . . . . . . . 35
         12.3   Payment of Purchase Price to Queen's Bay, Initial Advance to
                Borrower, and Payment of Ending Purchase Base to Lender . . . . . 35


Exhibit A      -    Conditions of Eligible Instruments
Exhibit B      -    Purchaser Document Forms
Exhibit C      -    Receivables Note Form
Exhibit D      -    Borrower's Certificate Form
Exhibit F      -    Permitted Encumbrances
Exhibit G      -    Assignment - Package Items
Exhibit G-1    -    Request for Advance and Certification
                    Schedule A to Request for Advance and Certification
Exhibit G-2    -    Assignment of Deeds of Trust
                    Schedule A to Assignment of Deeds of Trust
Exhibit H      -    Time-Share Interest Description
Exhibit I      -    General Collateral Assignment of Timeshare Receivable
                    Collateral Notes and Deeds of Trust (Borrower to Lender)

                       RECEIVABLES LOAN AND SECURITY AGREEMENT


       This RECEIVABLES LOAN AND SECURITY AGREEMENT (this "Agreement") is made and entered as of the 11th day of October, 1996, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and LONDON BRIDGE RESORT, INC., a Delaware corporation ("Borrower").

                                  R E C I T A L S:

       Lender and QUEEN'S BAY JOINT VENTURE, a Pennsylvania joint venture general partnership ("Queen's Bay") are parties to that certain Purchase and Security Agreement dated June 14, 1994, as such agreement is modified by that certain First Amendment of Purchase and Security Agreement dated June 20, 1995, by that certain Second Amendment of Purchase and Security Agreement dated October 30, 1995, and by that certain Third Amendment of Purchase and Security Agreement dated June 21, 1996 (collectively, the "FINOVA Purchase Agreement"). Pursuant to the FINOVA Purchase Agreement, Lender has purchased certain Eligible Instruments from Queen's Bay. As of the Closing Date, the Purchase Base, as defined in the FINOVA Purchase Agreement, which represents Lender's net investment in the Eligible Instruments ["Aggregate Investment" less "Recoveries", as such terms are defined in the FINOVA Purchase Agreement] shall be determined and agreed upon by Lender and Borrower in a separate closing letter agreement and such amount shall hereinafter be referred to as the "Ending Purchase Base Amount".

       As security for Queen's Bay's obligations under the FINOVA Purchase Agreement, Queen's Bay is required to maintain a certain Portfolio Holdback Amount, as defined in the FINOVA Purchase Agreement, which amounts are held in the Reserve Account, as defined in the FINOVA Purchase Agreement. The principal balance of the Reserve Account as of the Closing Date shall be determined and agreed upon by Lender and Borrower in a separate closing letter agreement and such amount shall hereinafter be referred to as the "Ending Reserve Account Amount".

       Lender and Queen's Bay are also parties to that certain Loan and Security Agreement dated October 30, 1995 (the "Acquisition Loan Agreement") wherein Lender has made a term loan in the original principal amount of $9,500,000 (the "Acquisition Loan"). The Acquisition Loan is secured, among other things, by a Deed of Trust, Assignment of Rents and Proceeds and Security Interest encumbering, among other things, Borrower's fee interest in unsold Time-Share Interests in the Project (the "Acquisition Deed of Trust").

       Lender and Queen's Bay are also parties to that certain furniture, fixtures and equipment loan in the original principal amount of $336,000 (the "F,F&E Loan"). Queen's Bay's obligations under the FINOVA Purchase Agreement and its obligations under the F,F&E Loan are also secured by the lien of the Acquisition Deed of Trust.

       Queen's Bay's obligations under the FINOVA Purchase Agreement and the Acquisition Loan Agreement are guarantied by Thomas F. Flatley ("Mr. Flatley") pursuant to that certain Guarantee and Subordination Agreement dated June 14, 1994, as such guarantee is modified and amended by that certain First Amendment of Guarantee and Subordination Agreement dated June 20, 1995, that certain Second Amendment of Guarantee and Subordination Agreement dated October 30, 1995, and that certain Third Amendment of Guarantee and Subordination Agreement dated June 21, 1996 (collectively, the "Flatley Guarantee").

       Borrower is a corporation wholly owned by Mr. Flatley. Queen's Bay has agreed to transfer the Project and all of its right, title and interest in all Instruments to Borrower (through an intermediate transfer of such assets to Mr. Flatley), and Borrower has agreed to accept such assignments and conveyance (the "Transfer"). In conjunction with the Transfer, Borrower has agreed to assume all obligations under the Acquisition Loan, jointly and severally with Queen's Bay, pursuant to the terms of that certain Assumption Agreement among Borrower, Queen's Bay and Lender (the "Assumption Agreement").

       In conjunction with the Transfer, Lender has agreed to establish a revolving line of credit in the maximum principal amount at any one time outstanding of $23,000,000 (as further limited as provided in this Agreement) to finance sales of Time-Sharing Interest at the Project (the "Receivables Loan"). In conjunction with establishing the Receivables Loan, Borrower has agreed to purchase from Queen's Bay the Instruments previously purchased by Lender from Queen's Bay (to be re-purchased by Queen's Bay from Lender in consideration of the payment to Lender of the Ending Purchase Base Amount) and simultaneously sold by Queen's Bay to Borrower. Such Instruments shall in turn be simultaneously assigned to Lender as collateral for the Receivables Loan. The Instruments shall not leave the possession of Lender as the transfer of such Instruments from Queen's Bay to Borrower and the collateral assignment of such Instruments from Borrower to Lender shall be accomplished through the records of Queen's Bay, Borrower and Lender and through the General Assignment, as set forth herein.

       In conjunction with the making of the Receivables Loan the FINOVA Purchase Agreement, and Lender's/Purchaser's and Queen's Bay's obligations thereunder, will be terminated. Upon such termination, Lender has agreed to release for the benefit of Queen's Bay the Ending Reserve Account Amount.

       NOW, THEREFORE, the parties hereby agree as follows:

                                A G R E E M E N T S

                                  I.  DEFINITIONS

       Unless the context clearly otherwise requires, the capitalization terms used in this Agreement shall have the meaning given to them below or elsewhere provided herein:

       "ACQUISITION DEED OF TRUST": the meaning ascribed to such term in the Recitals to this Agreement.

       "ACQUISITION DEED OF TRUST AMENDMENT": the First Modification and Amendment of Deed of Trust to be executed by Borrower and delivered to Lender for recording as provided in Section 5.1(a) hereto.

       "ACQUISITION LOAN": the meaning ascribed to such term in the Recitals to this Agreement.

       "ACQUISITION LOAN AGREEMENT": the meaning ascribed to such term in the Recitals to this Agreement.

       "ACQUISITION LOAN AGREEMENT AMENDMENT": a First Amendment of Loan and Security Agreement to be executed by Borrower and delivered to Lender in accordance with Section 5.1(a) hereof, which amends the Acquisition Loan Agreement to (i) change all references therein to the FINOVA Purchase Agreement to this Agreement; and (ii) cross-collateralize and cross-default the Acquisition Loan and the Receivables Loan.

       "ADVANCES": an advance of the Receivables Loan made from time to time as herein provided.

       "AFFILIATE": any owner or beneficiary of Borrower, and any person or entity directly or indirectly Controlling, Controlled by or under common Control with the person or entity to whom the definition is applied, including blood relatives or the spouse of the person to whom the definition applies, if such person is a natural person.

       "AGENTS":  the Servicing Agent and the Lockbox Agent.

       "AGREEMENT": this Receivables Loan and Security Agreement, as from time to time supplemented, modified, extended, renewed, replaced or restated.

       "AMORTIZATION TERM": the period between the Borrowing Term Termination Date and the Receivables Loan Maturity Date.

       "APPLICABLE USURY LAW": the usury law applicable pursuant to the terms of Section 10.11 hereof or such other usury law applicable if the law chosen by the parties is not.

       "ASSIGNMENT(s)": a written Assignment of Purchase Agreements, Notes and Deeds of Trust in the form of EXHIBIT G-2 hereto to be executed and delivered to Lender by Borrower in connection with each Advance.

       "ASSUMPTION AGREEMENT": the Assumption Agreement among Borrower, Lender and Queen's Bay under which Borrower agrees to assume, jointly and severally with Queen's Bay, all rights and obligations under the Acquisition Loan.

       "BORROWING BASE":  an amount equal to the lesser of:

              (i) ninety percent (90%) of the then unpaid principal balance of the Eligible Instruments which are a part of the Receivables Collateral; or

              (ii) ninety percent (90%) of the then unmatured installments of principal and interest under the Eligible Instruments which are a part of the Receivables Collateral, discounted at the higher of (i) the then applicable interest rate under the terms of the Receivables Note or
       (ii) thirteen percent (13%);

       "BORROWING TERM": the period commencing on the date hereof and ending on the date eighteen (18) months from the date hereof.

       "BORROWING TERM TERMINATION DATE":  the last day of the Borrowing Term.

       "BUSINESS DAY": any day other than a Saturday, Sunday or a day on which banks in Phoenix, Arizona are required to close.

       "CLOSING DATE": the date on which Lender makes the initial Advance under the Receivables Loan for the benefit of Borrower in payment to Lender (in full or in part) of the purchase price to for the repurchase of the Instruments owned by Lender which purchase price shall equal the Ending Purchase Base Amount.

       "CONTROL": the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of another person or entity by any means.

       "CORPORATE BASE RATE": the rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York ("Citibank"), as the Citibank base rate of interest charged to its most creditworthy commercial borrowers, notwithstanding the fact that some borrowers may borrow from Citibank at rates of interest less than such announced rate; or if Citibank ceases to publish such rate, such other published rate as Lender shall deem comparable in its reasonable discretion.

       "DEFAULT RATE": a default interest rate equal to five hundred (500) basis points in excess of the Corporate Base Rate, as the same may from time to time change.

       "ELIGIBLE INSTRUMENT": an Instrument which conforms to the additional standards set forth in EXHIBIT A hereto. An Instrument that has qualified as an Eligible Instrument shall cease to be an Eligible Instrument upon the date of the occurrence of any of the following: (a) any installment becomes more than 59 days past due, or (b) the Eligible Instrument otherwise fails to continue to meet the criteria set forth in EXHIBIT A.

       "ENDING PURCHASE BASE AMOUNT": the meaning ascribed to such term in the Recitals to this Agreement.

       "ENDING RESERVE ACCOUNT AMOUNT": the meaning ascribed to such term in the Recitals to this Agreement.

       "ENVIRONMENTAL CERTIFICATE": that certain Environmental Certificate with Representations, Warranties and Covenants executed by Borrower and delivered to Lender pursuant to Section 5.1(a) hereof.

       "EVENT OF DEFAULT":  the meaning set forth in Section 9.1 hereof.

       "F,F&E LOAN": the meaning ascribed to such term in the Recitals to this Agreement.

       "FINANCING PROPOSAL": the Financing Proposal from Lender to Borrower dated April 19, 1996.

       "FINOVA PURCHASE AGREEMENT": the meaning ascribed to such term in the Recitals to this Agreement.

       "FINOVA PURCHASE AGREEMENT TERMINATION": the meaning ascribed to such term in Section 12.1 hereof.

       "FLATLEY GUARANTEE": the meaning ascribed to such term in the Recitals to this Agreement, as such Guarantee is modified by the Guarantee Amendment.

       "FOURTH AMENDED DECLARATION":  as defined in Section 6.17 hereof.

       "GENERAL ASSIGNMENT": the General Collateral Assignment of Timeshare Receivable Contracts, Notes and Deeds of Trust in the form attached hereto as
EXHIBIT I wherein Borrower assigns to Lender as collateral all right, title and interest in the Instruments transferred to Borrower from Queen's Bay which are "Receivables" as of the Closing Date as such term is defined in the FINOVA Purchase Agreement.

       "GUARANTEES":  the Flatley Guarantee and the Queen's Bay Guarantee.

       "GUARANTEE AMENDMENT": the Fourth Amendment of Guarantee and Subordination Agreement to be executed by Mr. Flatley and delivered to Lender pursuant to Section 5.1(a) hereof.

       "GUARANTORS":  Thomas F. Flatley Guarantee and Queen's Bay Joint
Ventures.

       "INCIPIENT DEFAULT": the occurrence of an event or omission which, with the giving of notice or the passage of time, or both, constitutes an Event of Default.

       "INSTRUMENT": a promissory note, in substantially the form of EXHIBIT B hereto which has arisen out of the sale of a Time-Share Interest by Borrower to a Purchaser and is secured by a Purchaser Deed of Trust.

       "INSURANCE POLICIES": such insurance policies required by, and written by insurers and in amounts satisfactory to, Lender.

       "LOAN DOCUMENTS": the Receivables Note, the Acquisition Deed of Trust, as amended by the Acquisition Deed of Trust Amendment, the Flatley Guarantee, as amended by the Guarantee Amendment, the Queen's Bay Guarantee, the Environmental Certificate, the Lockbox Agreement, as amended by he Lockbox Amendment, the Servicing Agreement, as amended by the Servicing Agreement Amendment, the Subordination Agreement, as amended by the Subordination Agreement Amendment, the General Assignment, the Services and Fees Agreement, as amended by the Services and Fees Amendment, the Assignments, this Agreement and the other documents and instruments executed in connection with the Receivables Loan, together with any and all renewals, extensions, amendments, restatements or replacements thereof, whether now or hereafter existing.

       "LOAN FEE": a fee in the amount of $100,000 to be paid by Borrower to Lender as follows: (i) the initial deposit of $4,000 as set forth in paragraph VI. A) of the Financial Proposal, of which Lender hereby acknowledges receipt; and (ii) the sum of $96,000 which shall be payable in four (4) equal installments of $24,000 each, payable at the time of the first Advance in each calendar month following the initial Advance for four (4) months.

       "LOANS": collectively, the Receivables Loan, the F,F&E Loan and the Acquisition Loan.

       "LOCKBOX AGENT": Bank One of Arizona, N.A., or its successor as lockbox agent under the Lockbox Agreement.

       "LOCKBOX AGREEMENT": that certain Lockbox Agreement among Borrower, Lender and Lockbox Agent dated June 14, 1994, as amended by that certain Lockbox Agreement Amendment, together with any and all renewals, amendments, restatements or replacements of it.

       "LOCKBOX AGREEMENT AMENDMENT": that certain First Amendment of Lockbox Agreement to be executed by Borrower, Lender and Lockbox Agent as provided in Section 5.1(a) below.

       "MARKETING EXPENSE": the aggregate of all costs and expenses for commissions and sales relating to the sale of Time-Share interests, including, but not limited to, all costs and expenses for advertising, mailing, consumer premiums, referral and lead generation.

       "MAXIMUM LOAN AMOUNT": the maximum principal amount of the Receivables Loan outstanding at any one time, which shall not exceed the lesser of:

              (i)    Twenty Three Million Dollars ($23,000,000); or

              (ii) Thirty Million Dollars ($30,000,000), less the aggregate principal balance at such time of the Acquisition Loan and the F,F&E Loan.

       "NET SALES": the gross sales of Time-Share Interests during the applicable accounting period of Borrower reduced only by cancellations thereof.

       "OBLIGATIONS": each and every obligation, duty, covenant, undertaking and condition of Borrower contained in the Loan Documents and each and every other obligation of Borrower now or hereafter owing to Lender.

       "OPENING RECEIVABLES PREPAYMENT DATE": the date two (2) years after the Borrowing Term Termination Date.

       "ORIGINAL DECLARATION:  as defined in Section 8.16.

       "PERFORMANCE" or "PERFORM": full, timely and faithful performance and compliance by Borrower of its Obligations hereunder.

       "PERMITTED ENCUMBRANCES": each and every restriction, reservation and easement of record, including the items set forth on EXHIBIT F hereto inchoate mechanics liens, inchoate liens for taxes and assessments, municipal charges not yet due and payable, and fees due to purchase owner's associations not yet due and payable, which individually and in the aggregate do not, in Lender's reasonable judgment, render title to the property which they encumber unmarketable.

       "PERSON": an individual, corporation, partnership, joint venture, trust, association, or other form of legal entity.

       "PROJECT": London Bridge Resort, a time-share resort, located in Lake Havasu, Arizona.

       "PROJECT DOCUMENTS":  the meanings set forth in Section 5.1(b) hereof.

       "PURCHASE AGREEMENT"": a purchase Agreement in the form attached as EXHIBIT B hereto which a Purchaser contracts to purchase a Time-Share Interest from Borrower, together with the required disclosure documents in the form attached as EXHIBIT B hereto.

       "PURCHASER":  a purchaser of a Time-Share Interest from Borrower.

       "PURCHASER DEED OF TRUST": the purchase money mortgage or deed of trust in the form attached as EXHIBIT B hereto given to secure an Instrument.

       "QUEEN'S BAY": the meaning ascribed to such term in the Recitals to this Agreement.

       "QUEEN'S BAY GUARANTEE": that certain Partnership Guarantee and Subordination Agreement to be executed by Queen's Bay and delivered to Lender in accordance with Section 5.1(a) hereof.

       "RECEIVABLES COLLATERAL": (a) all of the Instruments which are, now or hereafter, assigned, endorsed or delivered to Lender pursuant hereto or against which an Advance has been made: (b) all Purchase Agreements, Purchaser Deeds of Trust, guarantees and other documents or instruments evidencing or securing the obligations of the Purchasers and/or any other person primarily or secondarily liable on such Instruments; (c) all policies of insurance related to such

Instruments or delivered in connection therewith; (d) if any, all rights under escrow agreements and all impound and/or reserve accounts pertaining to the foregoing; (e) all files, books and records of Borrower pertaining to any of the foregoing; and (f) the proceeds of the foregoing.

       "RECEIVABLES LOAN": the revolving line of credit in the maximum principal amount at any one time outstanding of $23,000,000 (as limited herein), under which Lender shall make Advances to Borrower for the purposes set forth herein, as evidenced by the Receivables Note.

       "RECEIVABLES LOAN MATURITY DATE": the date which is seven (7) years after the Borrowing Term Termination Date.

       "RECEIVABLES NOTE": the Promissory Note in the form of EXHIBIT C hereto, as from time to time modified, renewed, extended, replaced or restated.

       "SECURITY INTEREST": a perfected, direct and exclusive first security interest under the Uniform Commercial Code of the State(s) in which any such security interest needs to be perfected; provided that with respect to any portion of the Receivables Collateral not covered by the Uniform Commercial Code, it shall mean a direct and exclusive first lien on such property which has been perfected against third parties in the manner provided by law.

       SERVICING AGENT":  FINOVA Portfolio Services, Inc.

       "SERVICES AND FEES AGREEMENT": that certain Services and Fees Agreement between Servicing Agent and Borrower dated June 14, 1994, as such agreement is modified by the Services and Fees Amendment.

       "SERVICES AND FEES AMENDMENT": that certain First Amendment of Services and Fees Agreement to be executed by Borrower and Servicing Agent in accordance with Section 5.1(a) of this Agreement.

       "SERVICING AGREEMENT": the Servicing Agreement between Borrower, Lender and Servicing Agent dated June 14, 1994, as such agreement is modified by the Servicing Agreement Amendment.

       "SERVICING AGREEMENT AMENDMENT": that certain First Amendment of Servicing Agreement to be executed by Borrower, Lender and Servicing Agent in accordance with Section 5.1(a) of this Agreement.

       "SUBORDINATING PARTIES": collectively, Queen Bay Associates Limited Partnership, a New York limited partnership, ARG, Inc., a Delaware corporation, American Realty Management, Inc., a Pennsylvania corporation, and IMC, Inc., a Pennsylvania corporation.

       "SUBORDINATION AGREEMENT": that certain Subordination Agreement dated June 14, 1994, among Subordinating Parties and Lender, as amended by that certain First Amendment of

Subordination Agreement dated June 20, 1995, that certain Second Amendment of Subordination Agreement dated October 30, 1995, and by the Subordination Agreement Amendment.

       "SUBORDINATION AGREEMENT AMENDMENT": that certain Fourth Amendment of Subordination Agreement among Subordinating Parties and Lender executed and delivered in accordance with Section 5.1(a) of this Agreement.

       "TIME-SHARE INTEREST": the estate described in EXHIBIT H in the Project or the right to the exclusive use of a Unit and to the non-exclusive use of the Project common areas for a one week period.

       "TITLE COMPANY":  Stewart Title Guaranty Company.

       "TITLE POLICY": Policy No. M-9994-1214972, issued by the Title Company as of November 2, 1995.

       "UNIT":  a specified unit of the Project.

                           II.  RECEIVABLES LOAN COMMITMENT

       2.1 ADVANCES OF RECEIVABLES LOAN. Subject to the terms and conditions hereinafter set forth, Lender will, from time to time during the Borrowing Term, make Advances to Borrower in amounts not in excess of (a) the then Borrowing Base less (b) the then unpaid principal balance of the Receivables Loan; provided, at no time shall the unpaid principal balance of the Receivables Loan exceed the Maximum Loan Amount. Lender shall have no obligation to make any Advance after the Borrowing Term Termination Date.

       2.2 RECEIVABLES LOAN TERM. Lender's obligation to make Advances under the Receivables Loan shall terminate on the Borrowing Term Termination Date, as such date may be from time to time extended by Lender in its sole discretion. The Receivables Loan shall mature, and all outstanding interest, principal and other fees and charges payable under the Loan Documents with respect to the Receivables Loan shall be due and payable in full on the Receivables Loan Maturity Date.

       2.3 PAYMENT OF INTEREST ON THE RECEIVABLES LOAN. Interest on the unpaid principal balance of the Receivables Loan from time to time outstanding at the rate set forth in the Receivables Note shall be payable monthly, commencing with the last day of the last full calendar month following the initial Advance and continuing on the last day of each month thereafter until all indebtedness of Borrower to Lender under the Receivables Loan is paid in full.

       2.4 PAYMENT OF PRINCIPAL ON THE RECEIVABLES LOAN. During the Amortization Term, all amounts collected on the Eligible Instruments as provided in Article VI hereof not applied to accrued and unpaid interest on the Receivables Loan until the same is paid in full as more particularly set forth in such Article VI; provided, however, all such accrued and unpaid interest and outstanding principal shall be due and payable on the Receivables Loan Maturity Date.

       2.5 RECEIVABLES LOAN A REVOLVING LINE OF CREDIT. The Receivables Loan is a revolving line of credit against which, during the Borrowing Term, Borrower shall have the right to obtain Advances, repay Advances and obtain additional Advances (all subject to the Maximum Loan Amount). All advances shall constitute a single Receivables Loan.

                                    III.  SECURITY

       3.1 ACQUISITION DEED OF TRUST AMENDMENT. To secure the Performance of all of the Obligations, Borrower shall execute and deliver the Acquisition Deed of Trust Amendment to Lender, on Lender's form. The Acquisition Deed of Trust, as amended by the Acquisition Deed of Trust Amendment, shall be a first and prior lien on the property described therein, and shall assign all leases and rents on the such property to Lender, all subject only to the Permitted Encumbrances.

       3.2 SECURITY INTEREST IN RECEIVABLES COLLATERAL. To secure the Performance of all of the Obligations, Borrower hereby grants to Lender a Security Interest in and assigns to Lender the Receivables Collateral. The Security Interest shall be absolute, continuing and applicable to the Acquisition Loan, all existing and future Advances and to all of the Obligations; and all of the Receivables Collateral shall secure repayment of the Loans and the Performance of the other Obligations. As security for the Loans and Performance of the Obligations, Borrower will unconditionally deliver and endorse to Lender, with full recourse, all Instruments and will execute and deliver to Lender recordable absolute Assignments with respect to such Instrument and the related Purchase Agreements and Purchaser Deeds of Trust. Lender is and shall be the attorney-in-fact of Borrower with respect to the collection and remittance of payments on the Receivables Collateral with full power and authority to give instructions with respect to the collection and remittance of such payments and to endorse payment items for the purpose of applying the payments to principal and interest under the Receivables Loan as set forth in this Agreement. Unless an Event of Default has occurred and is continuing, Lender shall have no right under said power of attorney and no right to take any of the actions specified in Section 9.2(c) hereof. Borrower has its chief executive office and principal place of business at 1477 Queen's Bay Road, Lake Havasu, Arizona 86403 and will promptly notify Lender of any change in such address. Upon Performance of the Obligations, Lender will deliver to Borrower, re-assign and/or endorse to Borrower, without recourse or warranty of any kind, the Receivables Collateral.

       3.3 REPLACEMENT OF INELIGIBLE INSTRUMENTS. If a previously Eligible Instrument that is part of the Receivables Collateral ceases to qualify as, or is otherwise determined not to be, an Eligible Instrument, then within thirty (30) days after it receives notice thereof and the reasons therefore, Borrower will either (i) pay to Lender an amount equal to the then Borrowing Base of the ineligible Instrument, or (ii) replace such ineligible Instrument with an Eligible Instrument against which an Advance could be made in an amount not less than the Borrowing Base of the ineligible Instrument being replaced. Simultaneously with the delivery of the replacement Eligible Instrument to Lender, Borrower will deliver to Lender all of the items (except for a "Request for Advance and Certification") required to be delivered by Borrower to Lender pursuant to Section 5.2(a) hereof, together with a Borrower's Certificate in form and substance identical to EXHIBIT D hereto. The replaced ineligible Instrument shall be reassigned to Borrower.

       3.4 GUARANTEES. Borrower will deliver or cause to be delivered to Lender and thereafter will maintain or cause to be maintained in full force and effect according to the terms thereof the Guarantees from the Guarantors and the Subordination Agreements from all persons required to subordinate to the Loans pursuant to Section 8.11 hereof.

                                 IV.  TITLE INSURANCE

       4.1 TITLE INSURANCE OF AMENDED ACQUISITION DEED OF TRUST. Borrower, at its cost and expense, shall cause the Title Company to issue to Lender, at the time of the disbursement of the initial Advance, an endorsement to the Title Policy insuring the Acquisition Deed of Trust, as amended by the Amendment of Acquisition Deed of Trust, in Lender's favor to be a valid first lien and encumbrance on the property described therein, subject only to those matters set forth in Schedule B of the Title Policy.

       4.2 TITLE INSURANCE ON PURCHASE DEEDS OF TRUST. At the time of delivery of an Assignment, Borrower will, at its expense, deliver to Lender a policy or policies of title insurance insuring Lender's interest in the Purchaser Deeds of Trust which are the subject of the Assignment. Such policy or policies shall be in the amount of the Advances made against (or, in the case of substitutions, the portion of the Receivables Loan attributable to) the Instruments secured by the insured Purchaser Deeds of Trust; and shall be issued by a title insurer and be in form and substance satisfactory to Lender in its discretion.

                               V.  CONDITIONS PRECEDENT

       5.1 CONDITIONS PRECEDENT TO FUNDING. Lender shall have no obligation to make the initial Advance until the conditions set forth in this
Section 5.1 have been satisfied at the expense of Borrower, as determined by Lender in its discretion.

              (a) LOAN DOCUMENTS. Borrower shall have delivered to Lender the following Loan Documents, duly executed, delivered and in form (including, when appropriate, form required for recording or filling) and substance satisfactory to Lender:

                     (i) a Promissory Note in form and substance identical to EXHIBIT C hereto;

                     (ii) the Guarantee Amendment in form satisfactory to Lender, executed by Mr. Flatley, and a Fourth Amendment of Spousal Waiver in form acceptable to Lender executed by Nancy J. Flatley, amending that certain Spousal Waiver executed by Nancy J. Flatley and delivered to Lender dated June 14, 1994, as amended by that certain First Amendment of

                     Spousal Waiver dated June 20, 1995, and as further amended by that certain Second Amendment of Spousal Waiver dated October 30, 1995;

                     (iii) the Queen's Bay Guarantee in form satisfactory to Lender, executed by Queen's Bay;

                     (iv)   the General Assignment;

                     (v)    the Assumption Agreement;

                     (vi) conveyance of the Project and the Instruments by Queen's Bay to Borrower;

                     (vii) the Environmental Certificate in form and substance satisfactory to Lender executed by Borrower;

                     (viii) the Acquisition Deed of Trust Amendment in form and substance satisfactory to Lender executed by Borrower;

                     (ix) the Lockbox Agreement Amendment in form and substance satisfactory to Lender executed by Lockbox Agent and Borrower;

                     (x) the Subordination Agreement Amendment in form and substance satisfactory to Lender executed by the Subordinating Parties;

                     (xi) the FINOVA Purchase Agreement Termination in form and substance satisfactory to Lender executed by Lender and Queen's Bay;

                     (xii) the Services and Fees Amendment in form and substance satisfactory to Lender executed by Servicing Agent and Borrower;

                     (xiii) the Servicing Agreement Amendment in form and substance satisfactory to Lender executed by Borrower and Servicing Agent;

                     (xiv) UCC financing statements for filing and/or recording, as appropriate, where necessary to perfect the Security Interest n the Receivables Collateral and all other security for the Performance of the Obligations which is subject to Article 9 of the Uniform Commercial Code;

                     (xv) a favorable opinion or opinions from Borrower's and Guarantors' independent legal counsel as to such matters as Lender shall require, including, without limitation, an opinion on the regulatory approvals obtained by Borrower authorizing Borrower to sell Time-Share Interests, all in form and substance substantially identical to EXHIBIT E hereto;

                     (xvi) the Acquisition Loan Agreement Amendment in form and substance satisfactory to Lender executed by Borrower;

                     (xvii)  this Agreement; and

                     (xviii) a Request for Advance and Disbursement Instructions in form acceptable to Lender with respect to funding the initial Advance.

              (b) OTHER ITEMS AND DOCUMENTS. Borrower shall have delivered to Lender in form and substance satisfactory to Lender:

                     (i) evidence that Borrower is duly organized, and validly existing under the laws of Delaware and is duly qualified to do business in each jurisdiction in which it is required pursuant to Section 8.1 hereof;

                     (iv) a corporate borrowing resolution authorizing and directing Borrower to enter into the Receivables Loan and Assumption Agreement, to execute and deliver the Loan Documents, and to take all other actions required in connection therewith;

                     (iii) a condominium map of the Project or other surveys and certifications by surveyors or engineers acceptable to Lender, showing dimensions of the Project, access thereto, street lines, easements and other details, together with other evidence satisfactory to Lender that the Project complies with all applicable laws, rules and regulations and public and private restrictions affecting the use of the Project;

                     (iv)   the insurance policies required pursuant to
                     Section 8.8 hereof;

                     (v) the commitment of the Title Company to issue the Title Policy endorsement as specified herein;

                     (vi) evidence that the Project is not located within a "special flood hazard" area as such term is used in the National Flood Insurance Act of 1968, as amended and supplemented by the Flood Disaster Protection Act of 1973, and in regulations, interpretations and rulings thereunder; and

                     (vii) Borrower shall have executed and delivered instruments in form and substance satisfactory to Lender terminating the rights and obligations to Borrower and Lender under the FINOVA Purchase Agreement, and under the Reserve Account.

              (c) NO MATERIAL CHANGE. No material adverse change shall have occurred in the Project or in Borrower's or Guarantor's business or financial condition since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower or Guarantors.

              (d) WARRANTIES AND REPRESENTATIONS. There shall have been no change in the warranties and representations made by Borrower or Guarantors in the Loan Documents.

              (e) NO DEFAULT. No Event of Default or Incipient Default shall have occurred and be continuing.

              (f) PAYMENT OF LOAN FEE. Borrower shall have paid to Lender all of the Loan Fee for the Receivable Loan required to be paid by the Closing Date.

              (g) TITLE TO PROPERTY. Evidence that on the Closing Date, Borrower shall have good and marketable title to all property upon which Lender is to be granted a lien and security interest.

              (h) PERFECTION OF LIENS. Evidence that the liens and security interests in the collateral to be granted to Lender have been duly perfected as first and prior liens and security interests, and that there are no other financing statements or liens filed against Borrower or the property of Borrower, except the Permitted Encumbrances and those that are approved by Lender.

              (i) LOAN COSTS. Borrower shall have paid to Lender any known third-party expenses (including, without limitation, appraisal fees, Lender's outside attorney's fees and costs, Lender's out-of-pocket costs, brokerage commissions, environmental assessment fees, costs and premiums related to the examination and insurance of title and survey fees). Borrower shall not be obligated to reimburse Lender for Lender's outside attorney's fees for documenting and closing the Receivables Loan (and for documenting and closing the assumption by Borrower of that certain Equipment Loan from Lender to Queen's Bay in the original principal amount of $336,297 dated September 8, 1995) in excess of $28,000, plus the out-of-pocket costs of such attorneys; provided that during the course of the transaction (i) no significant unforeseen issues arise, (ii) there are no protracted negotiations among the parties, and (iii) all pertinent parties respond promptly to the requests of Lender.

              (j) AFFILIATED PARTY FINANCING. Such documents as Lender shall require to establish that any and all indebtedness owed by Borrower to its shareholders, directors, beneficiaries, offers or partners, or to any relatives or Affiliates of Borrower or to any of the foregoing, is and shall be fully subordinate to Borrower's indebtedness to Lender, all such subordinations to be in form and substance satisfactory to Lender.

              (l) TAX, LIEN AND LITIGATION SEARCHES; REFERENCES. Lender shall be satisfied with the results of lien, tax lien, litigation and judgement searches and with bank and credit references with respect to Borrower and of Guarantors and the Project.

              (m) ACCESS, PARKING AND COMMON AREAS. Evidence satisfactory to Lender that all easements and other agreements providing for public access to, adequate parking for, and maintenance of any common areas related to the Project are in effect, fully enforceable, and fully assignable to Lender as part of its collateral.

              (n) MR. FLATLEY'S FINANCIAL STATEMENTS. Mr. Flatley shall have submitted to Lender such tax returns and financial statements (including a complete set of notes to Mr. Flatley's December 31, 1995 financial statements) and information as Lender may require and Lender shall approve the financial condition of Mr. Flatley.

              (o)    BORROWER AND QUEEN'S BAY FINANCIAL INFORMATION.
Borrower shall have provided financial statements current to within 90 days of the Closing Date, and Queen's Bay shall have provided audited financial statements, to Lender dated as of December 31, 1995, and Lender shall be satisfied with the financial condition of Borrower and Queen's Bay as set forth on such financial statements. Queen's Bay and Borrower shall provide Lender with a statement that there has been no material adverse change to its financial condition since the most recent financial statements provided to Lender.

              (p) EXCHANGE AFFILIATION. Evidence satisfactory to Lender that the Project is affiliated with Interval International, Inc. or Resort Condominiums International, Inc., or both.

              (q) TAXES. Evidence that all taxes and assessments levied against or affecting the Property, the Receivables Collateral or any other collateral for the Receivables Loan have been paid current.

       5.2 CONDITIONS PRECEDENT TO ALL ADVANCES. In addition to the conditions precedent set forth in Section 5.1 above, Lender shall have no obligation to make the initial Advance or any subsequent Advance until Borrower shall have delivered to Lender, in form and substance satisfactory to Lender, at least five (5) days prior to the date of the Advance, except for the documents required by item (b)(ii) of EXHIBIT G attached hereto and by this reference incorporated herein which must be delivered at least thirty
(30) days prior to the date of the Advance:

              (a) EXHIBIT G ITEMS. The items described in EXHIBIT G hereto;

              (b) SERVICING AND COLLECTION. A Servicing Agreement, a Lockbox Agreement and a Services and Fees Agreement providing for the servicing and collection of the Instruments assigned to Lender;

              (c) SALE APPROVALS. A copy of the registrations/consent to sell and the final subdivision public reports/public offering statements/prospectuses and/or approvals thereof required to be issued by or used in Arizona and/or California and/or other jurisdictions where Time-Share Interests have been offered for sale or sold;

              (d) PURCHASE DOCUMENTS. A copy of all documents and exhibits (including, without limitation, the exchange network affiliation contract, the Project governing documents, the Project management agreement, advertising materials, and the Purchase Agreement, Purchaser Deed of Trust, and other consumer documents) which have been or are being used by Borrower in connection with the Project or the sale of Time-Share Interests;

              (e) UTILITIES. Evidence satisfactory to Lender that all utilities, including without limitation, water, gas and electricity, are available to the Project in amounts necessary for its present use;

              (f) OTHER. Such other items as Lender requests which are reasonably necessary to evaluate the request for the Advance and the satisfaction of the conditions precedent thereto.

       5.3    ADDITIONAL PROVISIONS CONCERNING ADVANCES.

              (a) MINIMUM ADVANCES. Advances shall not be made more frequently than twice monthly or in amounts less than $100,000 per Advance, provided, however, Borrower shall pay Lender an advance fee of $500 for the second Advance in any month.

              (b) DISBURSEMENT OF ADVANCES. Advances may be disbursed by wire transfer, checks or drafts payable to Borrower; or at the option of Lender after Borrower's written request, to others, either severally or jointly with Borrower, for the credit or benefit of Borrower.

              (c) CONDITIONS FOR LENDER'S BENEFIT. Although Lender shall have no obligation to make an Advance unless and until all of the conditions thereto set forth herein have been satisfied, Lender may, at its sole discretion, make Advances prior to that time without waiving or releasing any of the Obligations, but Borrower shall continue to be required to strictly Perform all such Obligations.

                 VI.  RECEIVABLES LOAN AND COLLECTION OF INSTRUMENTS

       6.1 RECEIVABLES NOTE. The Receivables Loan shall be evidenced by the Receivables Note and shall be repaid according to the terms thereof and such provisions of this Agreement as are applicable.

       6.2 MAINTAINING BORROWING BASE LIMITATIONS. Subject to Borrower's rights pursuant to Section 3.3 hereof, if for any reason the aggregate principal amount of the Receivables Loan outstanding at any time shall exceed the then Borrowing Base, Borrower, within three (3) business days of notice thereof, will immediately make to Lender a principal payment in an amount equal to such excess plus accrued and unpaid interest thereon.

       6.3    COLLECTION OF INSTRUMENTS.

              (a) LOCKBOX AGENT. Lockbox Agent, as agent for Lender, shall collect payments on all Instruments constituting Receivables Collateral and remit them to Lender on the last day of each and every month according to the terms of the Servicing Agreement, Lockbox Agreement and Services and Fees Agreement. Borrower will immediately forward all payments received by it on Eligible Instruments which are a great of the Receivables Collateral prior to an Event of Default, and on all Instruments which are a part of the Receivables Collateral after an Event of Default, to Lockbox Agent for Lender; provided, however, the obligation to make, or any requirement that Lender receive, payments called for in the Loan Documents with respect to the Receivables Loan will not be deemed satisfied until Lender actually receives such payments from Lockbox Agent. For the purpose of determining the adequacy of such payments, Borrower will cause Servicing Agent to furnish to Lender and Borrower at Borrower's cost and expense, no later than the 10th day of each month commencing with the first full calendar month following the date hereof, a report meeting the following requirements: (i) shows as the end of the prior month with respect to each Instrument which is used in making Borrowing Base computations or otherwise constitutes part of the Receivables Collateral (A) all payments received during the prior month on the Instrument, allocated as between principal, interest, late charges, taxes and the like, (B) the opening and closing balances during the prior month on each such Instrument, (C) present value (if required by Lender) and (D) extensions, refinances, prepayments, and other similar adjustments; and (ii) itemizes the Instruments which are used in making Borrowing Base computations or otherwise constitute part of the Receivables Collateral to show delinquencies of 30, 60, 90 and in excess of 90 days. On the basis of such reports, Lender will compute the amount, if any, which was due and payable by Borrower on the Receivables Loan on the last day of the preceding month and will notify Borrower as soon as possible of any amount due. If such reports are not timely received, Lender may estimate the amount which was due and payable; and, in such event, Borrower will pay upon demand the amount estimated by Lender to be due and payable, or prove to Lender that no amount, or a lesser amount, is so due and payable. If payment is made on the basis of Lender's estimate and thereafter reports required by this section are received by Lender, the estimated payment amount shall be adjusted by an additional payment or a refund to the correct amount, as the reports may indicate; such additional amount to be paid by Borrower upon demand and such refund to be made by Lender within five (5) business days after receipt of written request therefor by Borrower.

              (b) SUCCESSOR AGENTS. Lender, subject to any restriction thereon contained in the Servicing Agreement or Lockbox Agreement, may at any time from time to time in its discretion substitute a successor or successors to any of the Agents if such agent is not satisfactorily performing its obligations thereunder.

       6.4 APPLICATION OF COLLECTED PROCEEDS. Subject to Lender's rights under Article VII hereof, all proceeds form the Receivables Collateral (except payments which are identified by Purchasers as tax and insurance impounds or maintenance and other assessment payments and are required to be so treated by Borrower) shall be applied first to the payment of all costs, fees and expenses required by the Loan Documents with respect to the Receivables Loan to be paid by Borrower, second to accrued and unpaid interest due on the Receivables Note, third to the unpaid principal balance of the Receivables Note, and then to the other Obligations in such order and manner as Lender may determine. Unless and until all the Obligations have been Performed, Borrower shall have no right to any portion of the proceeds of the Receivables Collateral except as set forth herein.

       6.5 BORROWER'S OBLIGATIONS IF PROCEEDS INADEQUATE. Whether or not the proceeds from the Receivables Collateral shall be sufficient for that purpose, Borrower will pay when due all payments required to be made pursuant to the Receivables Note or the other Loan Documents with respect to the Receivables Loan; and any and all amounts payable by Borrower under the Receivables Note or the other Loan Documents with respect to the Receivables Loan shall be paid without notice (except as otherwise expressly provided therein), demand, counterclaim, set-off, deduction, recoupment or defense, and without abatement, suspension, deferment, diminution or pro-ration by reason of any circumstances or occurrence whatsoever, Borrower's Obligation to make such payments being absolute and unconditional; provided, however, that if the proceeds the Receivables Collateral are insufficient in any month, Borrower shall receive written notice thereof form Lender and shall have five days after such notice to cure such insufficiency.

       6.6 CUSTODIAL FEE. Borrower shall pay to Lender a custodial fee equal to $10 for each Eligible Instrument pledged and assigned to Lender as provided herein. Lender shall act as custodian for all Instruments pledged and delivered to Lender.

                                   VII.  PREPAYMENT

       7.1 PREPAYMENT OF RECEIVABLES LOAN. Borrower is not entitled to prepay, in whole or in part, the Receivables Loan until the Opening Receivables Prepayment Date. Thereafter, if (a) no Event of Default or Incipient Default exists, (b) Borrower has paid all sums due and payable to Lender in connection with the Receivables Loan, and (c) Borrower has given Lender at least thirty (30) days' prior written notice of he prepayment and paid to Lender at the time of prepayment a prepayment premium equal to a percentage, determined as set forth below, of the then principal balance of the Receivables Loan, then Borrower shall have the option to prepay the Receivables Loan in full, but not in part, on any date an installment is due on the Receivables Note. If there should occur a casualty to or condemnation of the Project or an acceleration of maturity following an event of Default and such occurrence results in prepayment of the Receivables Loan, a prepayment premium will be required in the amount specified below (but if such occurs prior to the Opening Receivables Prepayment Date, Borrower will pay to Lender with a prepayment premium equal to a five percent (5%) of the then principal balance of the Receivables Loan).

       Month of Prepayment                 Prepayment Premium
       -------------------                 ------------------
Months 1 through and including            Prepayment Closed
  Month 24

Months 25 through and including           4% of principal balance outstanding
  Month 48

                                       18


Months 49 through and including           3% of principal balance outstanding
  Month 72

Months 74 through and including           2% of principal balance outstanding
  Month 83

Notwithstanding anything in this Section 7.1 or elsewhere to the contrary the application by Lender of proceeds of the Instruments colleted by Lockbox Agent to the principal balance of the Receivables Loan shall not be considered prepayments subject to the prepayment premium.

       7.2 UNAUTHORIZED PREPAYMENT. In the event Borrower makes any partial prepayment not permitted under the Loan Documents, such prepayment shall be deemed a payment of principal as of the Receivables Loan Maturity Date, and interest shall continue to accrue on the respective Loan as if such prepayment had not been made until such Maturity Date.

                    VIII.  BORROWER'S ADDITIONAL REPRESENTATIONS,
                               WARRANTIES AND COVENANTS

       8.1    DUE ORGANIZATION AND AUTHORITY.

              (a) GOOD STANDING. Borrower is, and will remain at all times, duly organized, validly existing and in good standing under the laws of Delaware and Arizona and in each jurisdiction in which it is selling Time-Share Interests or where the location or nature of its properties or its business makes such qualification necessary. Borrower has full authority to Perform the Obligations and to carry on its business and own its property.

              (b) POWER AND AUTHORITY; ENFORCEABILITY. Borrower has full power and authority to pledge the Instruments to Lender, to grant the Security Interest in any security required pursuant to this Agreement and to execute and deliver the Loan Documents and to Perform the Obligations. All action necessary and required by the joint venture partnership agreement for the execution and delivery of the Loan Documents have been duly and effectively taken. The Loan Documents are and shall be legal, valid, binding and enforceable against Borrower; and do not violate the Applicable Usury Law or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower is a party. No consent of any governmental agency or any other person not a party to this Agreement is or will be required as a condition to the execution, delivery or enforceability of the Loan Documents.

       8.2    LITIGATION.

              (a) NO LITIGATION. There is no action, litigation or other proceeding pending or, to Borrower's knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body involving Borrower, its property or the Project which might materially adversely affect the Performance of the Obligations, the Project, the business or financial condition of Borrower, or the ability of Borrower to Perform the Obligations.

              (b) NOTICE OF PROCEEDING. If Borrower or Guarantor becomes a party to any action, litigation or other proceeding which asserts a material claim against Borrower and/or a Guarantor, or Borrower becomes the subject of an investigation by a governmental agency or administrative body with respect to the Project, then Borrower will within ten (10) days after it obtains knowledge thereof notify Lender of such action, litigation, proceeding or investigation and the particulars thereof. Thereafter, if requested by Lender, Borrower will report to Lender with respect to the status of such matter and the particulars thereof.

       8.3    TIME-SHARE INTERESTS.

              (a) SALES ACTIVITY. Borrower has sold or has offered for sale Time-Share Interests only in the state in which the Project is located and the State of California and all sales have been made at the Project or in the State of California. Before it sells or offers for sale Time-Share Interests in jurisdictions other than the state in which the Project is located and the State of California, Borrower will promptly notify Buyer and provide Buyer with evidence that it has complied with all laws of such jurisdiction governing its proposed conduct.

              (b) COMPLIANCE WITH LAWS. Borrower has complied, and will comply, with all laws and regulations of the state in which the Project is located and all other governmental jurisdictions in which the Project is located or in which Time-Share Interests have been sold or offered for sale.

              (c) ZONING COMPLIANCE. The time share use and occupancy of Units will not violate or constitute a non-conforming use under any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of the Project.

       8.4    ELIGIBLE INSTRUMENTS.

              (a) ELIGIBLE INSTRUMENTS. Each Instrument sold to Buyer pursuant to this Agreement shall be an Eligible Instrument. Borrower has Performed all its obligations to Purchasers, and there are no executory obligations to Purchasers to be Performed by Borrower. Borrower further warrants and guarantees the enforceability of the Instruments.

              (b) NO PREPAYMENT. Borrower will not pay or advance directly or indirectly for the account of any Purchaser any sum owing by the Purchaser under any Instrument which constitutes part of the Receivables Collateral.

              (c) FULFILL OBLIGATIONS TO PURCHASERS. Borrower at all times will fulfill and will cause its affiliates, agents and independent contractors at all times to fulfill all obligations to Purchasers.

              (d) DOCUMENTS DELIVERED TO LENDER. True and complete copies of the Project governing documents, the purchase contract form, the deed form, the Instrument form, the Purchaser Deed of Trust form, advertising materials and other documents and exhibits thereto which have been and are being used by Borrower in connection with the Project and the sale or offering for sale of Time-Share Interests have been delivered to Lender. Except for the annexation of additional units to the Project, Borrower, without the prior written consent of Lender, will not cancel or materially modify any such documents except as required by law. Borrower will perform all of its obligations under the Project governing documents.

              (e) ASSESSMENTS AND RESERVES. Each Purchaser is a member of a Project owners' association or associations having authority to levy annual assessments to cover the costs of maintaining and operating the Project. To Borrower's knowledge, each owners' association is solvent; currently levied assessments are adequate to cover such costs and to establish and maintain a reasonable reserve for capital improvements; and there are no events which could give rise to a material increase in such costs. Borrower will use its best efforts to: (i) cause each owner's association to (A) discharge its obligations under the Project governing documents and (B) maintain the reserve described above; and (ii) so long as Borrower controls a Project owners' association, pay to such owners' association not less often than every 12 months hereafter the difference between (A) the cumulative total amount of the maintenance and operating expenses incurred by such association, together with a reasonable reserve for capital improvements and the amount of any installment of real property taxes currently due and payable with respect to the Project and related amenities, through the end of the calendar month preceding the month in which such payment is made and (B) the cumulative total amount of assessments payable to the association by owners other than Borrower through the end of the calendar month preceding the month in which such payment is made.

              (f) GOOD AND MARKETABLE TITLE. Except as otherwise permitted and disclosed by the Project governing documents, the Project owners' association(s) or the owners of Time-Share Interests in common own(s) and/or have the right to use (i) all the common areas in the Project and other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests except for the Permitted Encumbrances; and (ii) all access road and utilities and off-site improvements necessary to the use of the Project have been dedicated to and/or accepted by the responsible governmental authority or utility company. Borrower will maintain or cause to be maintained in good condition and repair all amenities and common areas which have been promised or represented as being available to Purchasers and all road and off-site improvements which are not the responsibility of the Project owners' association(s) to maintain and repair and have not been dedicated to or accepted by the responsible governmental authority or utility company. Borrower will maintain a reasonable reserve to assure compliance with the terms of the foregoing sentence.

       8.5 COLLECTIONS. Borrower will undertake the diligent and timely collection of amounts delinquent under each Instrument which constitutes part of the Receivables Collateral and will bear the entire expense of such collection. Lender shall have no obligation to undertake any action to collect under any Instrument.

       8.6 NOTICE OF LENDER'S INTEREST. Lender may notify Purchasers of the existence of Lender's lien interest in the Receivables Collateral and request from Purchasers any information relating to the Receivables Collateral. Borrower will deliver such notice under its letterhead, or as otherwise required by law, if requested.

       8.7 NO TRANSFER. Borrower, without the prior written consent of Lender, will not: (a) sell, lease, transfer or dispose of all or substantially all of its assets to another entity; or (b) permit or suffer to exist any transfer of the ownership interests or control of Borrower or any general partner of Borrower.

       8.8 INSURANCE. Borrower will maintain and pay the cost of the Insurance Policies and will deliver copies of the Insurance Policies to Lender.

       8.9    NO MISREPRESENTATIONS/RELIANCE.

              (a) NO MISREPRESENTATIONS. The Loan Documents and all certificates, financial statements and written materials furnished to Lender by or on behalf of Borrower do not contain any untrue statement of a material fact or omit to state a fact which materially adversely affects or in the future may materially adversely affect the Receivables or the business or financial condition of Borrower or the Project.

              (b) RELIANCE. Lender's examination, inspection, or receipt of information pertaining to the Receivables or the Project and its proposed operation shall not in any way be deemed to reduce the full scope and protection of the warranties, representations and Obligations contained in this Agreement.

       8.10   REPORTS AND FINANCIAL INFORMATION.

              (a) SALES REPORTS. On or before the 10th day of each month, Borrower will cause to be furnished to Lender (i) the reports required pursuant to Section 6.3(a) and (ii) if requested by Lender, a sales report for the prior month showing the number of sales of Time-Share Interests, their aggregate dollar amount and related down payments. So long as FINOVA Portfolio Services, Inc. acts as Servicing Agent, it shall not be a default hereunder if the reports required under subparagraph (i) above are not received by the required due date.

              (b) FINANCIAL INFORMATION. Borrower will furnish or cause to be furnished to Lender within 45 days of each fiscal quarter end and within 90 days after each fiscal year of the subject, a copy of the current quarterly or annual financial statements, as the case may be, of Borrower, each Guarantor (on an annual basis only) and the Project owners' association(s). Such financial statements shall contain a balance sheet as of the end of the relevant fiscal period and statements of income and of cash flow for such fiscal period (together, in each case, with the comparable figures for the corresponding period of the previous fiscal year), all in reasonable detail. All financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied. All financial statements required pursuant to this Section shall be certified by the chief financial officer or managing general partner, as the case may be, of the subject of such statements. Annual statements of Borrower shall be audited and certified by a recognized firm of certified public accountants reasonably satisfactory to Lender. Annual statements of the Project owners' association shall be audited by a recognized firm of certified public accountants reasonably satisfactory to Lender. Annual statements of Thomas
F. Flatley shall be certified by him as true and complete. Together with such financial statements,

Borrower will deliver to Lender a certificate signed by the managing general partner of Borrower stating that there exists no Event of Default or Incipient Default or, if any such Event of Default or Incipient Default exists, specifying the nature and period of its existence and what action Borrower proposes to take with respect to it.

              (c) PROJECT AND SALES INFORMATION. Borrower will deliver to Lender from time to time, as available, and promptly upon amendment or effective date, current price lists, sales literature, registrations/consents to sell, final subdivisions public reports/public offering statements/prospectuses, purchase documents, and any other items requested by Lender which relate to the Time-share Interests.

              (d) INSPECTIONS. Lender may inspect the Project and inspect, audit and copy Borrower's records on an annual basis, and may inspect the Project and such records at such additional time or times as Lender may deem necessary after the occurrence of an Event of Default not waived by Lender. Borrower shall reimburse Lender for all travel and out of pocket expenses of Lender incurred in connection with any such inspections. Borrower shall make available such further information as Lender may from time to time reasonably request.

              (e) BUDGETS FOR PROJECTS. Borrower will submit to Lender annually, within 10 days after each is available, proposed annual maintenance and operating budgets of the Project owners' association(s), certified to be adequate by the managing agent for such association(s) and a statement of the annual assessment to be levied upon the Purchasers; and will use its best efforts to cause to be made available to Lender for inspection, auditing and copying, upon Lender's request, the books of account, logs and records of the Project owners' association(s).

       8.11 SUBORDINATION. Borrower will cause any and all indebtedness owing by it to its shareholders, directors, officers or partners, as the case may be, Guarantor(s), or the relatives and affiliates of Borrower or the foregoing to be subordinated in all aspects to the Obligations; provided, however, that if no Event of Default or Incipient Default is outstanding, such subordination shall not extend to reasonable salaries or to fees at normal and customary rates for services actually rendered.

       8.12 NO DEFAULT FOR THIRD PARTY OBLIGATIONS. Borrower is not in default of any payment on account of indebtedness for borrowed money or of any repurchase obligations in connection with a receivables purchase financing, or in violation of or in default under any material term in any agreement, order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

       8.13 TAXES PAID. Borrower has filed all tax returns and paid all taxes, assessments, levies and penalties, if any, required to be filed by it or paid by it to any governmental or quasi-governmental authority or subdivision, including real estate taxes and assessments relating to the Project. Borrower will provide to Lender not more than 30 days after such taxes and assessments become due evidence that all taxes and assessments on the Units and Project common areas and related amenities have been paid in full.

       8.14 INDEMNIFICATION AND HOLD HARMLESS. Borrower will INDEMNIFY, PROTECT, HOLD HARMLESS, AND DEFEND Lender, its successors, assigns and shareholders (including corporate shareholders), and the directors, officers, employees, agents and servants of the foregoing, for, from and against any and all losses, costs, expenses (including, without limitation, and attorneys' fees), demands, claims, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions arising from or brought in connection with (a) the Project, the Receivables, Lender's status by virtue of the Assignments, creation of Security Interests, the terms of the Loan Documents or the transactions related thereto, or any act or omission of Borrower or any Agent, or their respective employees, contractors or agents, whether actual or alleged, and (b) any and all brokers' commissions or finders' fees or other costs of similar type by any party in connection with the Purchase. On written request by a person or other entity covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee in the exercise of its reasonable discretion, the defense of any legal action or proceeding to which such person or entity shall be a party. At Lender's option, Lender may at Borrower's expense prosecute or defend any action involving the priority, validity or enforceability of the Security Interests in the Reserve Account and any other security for the performance of the Obligations.

       8.15 PERFECTION OF SECURITY INTERESTS. Borrower will execute or cause to be executed all documents and do or cause to be done all acts necessary to complete the sale of Receivables as provided in this Agreement or for Lender to perfect and to continue the perfection of the Security Interest of Lender in the Reserve Account or otherwise to effect the intent and purposes of the Loan Documents.

       8.16 PAST AND FUTURE REVISIONS TO DECLARATION. Borrower represents and warrants that no revision has been made to the Original Declaration of Covenants, Conditions and Restrictions for London Bridge Time Share Condominium (the "Original Declaration") or to the Amended Plat London Bridge Time Share Condominium (the "Amended Plat") in a manner inconsistent with
Section 9.41.6 of the Original Declaration. Borrower represents and warrants that it will make no material modification of the Fourth Amended and Restated Declaration of Covenants, Conditions and Restrictions for London Bridge Time-Share Condominium (the "Fourth Amended Declaration") inconsistent with
Section 9.41.6 of the Original Declaration without the prior or concurrent written consent of the first mortgagee and the second mortgagee of the Project and of Lender (excluding all modifications which only annex additional units to the Project).

       8.17 BORROWER TO NOT USE LENDER'S NAME. LENDER DOES NOT ASSUME AND SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO PURCHASERS, LENDER'S RELATIONSHIP BEING THAT ONLY OF A CREDITOR WHO HAS TAKEN, AS SECURITY FOR INDEBTEDNESS OWED TO IT, AMONG OTHER THINGS, A COLLATERAL ASSIGNMENT FROM BORROWER OF INSTRUMENTS. EXCEPT AS REQUIRED BY LAW, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO LENDER WITH RESPECT TO THE PROJECT, THE SALE OF TIME-SHARE INTERESTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

       8.18 BORROWER TO COLLECT INSTRUMENTS. As soon as possible after receiving notice of delinquency, Borrower will undertake the collection of amounts delinquent under each Instrument which constitutes part of the Receivables Collateral, will bear the entire expense of such collection, and will diligently and timely undertake all actions which in Borrower's judgment are best suited to accomplish collection, including forfeiture or foreclosure proceedings. Lender shall re-assign, endorse and deliver any such Instrument to Borrower if necessary for collection purposes. Lender shall have no obligation to undertake any collection, eviction or foreclosure action against the obligor under any Instrument or to otherwise realize upon any Instrument, but will cooperate with Borrower in collection efforts.

       8.19 BOOKS AND RECORDS. Borrower will maintain in a secure place in its offices at 1477 Queen's Bay Road, Lake Havasu, Arizona 86403 accurate books, records, ledgers, correspondence and other papers relating to the Receivables Collateral. After and during the continuation of an Event of Default, Lender may notify the appropriate Purchasers of the existence of Lender's interest as assignee of the Receivables Collateral and request from such Purchasers any information relating to the Receivables Collateral. Borrower will cooperate with Lender in giving such notice and will do so under its letterhead if requested.

       8.20 NO FURTHER SALE OR HYPOTHECATION. Borrower, without the prior written consent of Lender, will not: (a) sell, convey, pledge, hypothecate, encumber or otherwise transfer any security for the Performance of the Obligations; or (b) permit or suffer to exist any liens, security interests or other encumbrances on any security for the Performance of its Obligations, except for the Permitted Encumbrances and liens and security interests expressly granted to Lender.

       8.21 NO MISSTATEMENTS OF FACT. This Agreement and the other Loan Documents, certificates, financial statements and written materials furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to Borrower which adversely affects or in the future may (so far as Borrower can now foresee) adversely affect the Receivables Collateral or any other security for the Performance of the Obligations or the business or financial condition of Borrower or the Project which has not been set forth in this Agreement or in the other Loan Documents, certificates, financial statements or written materials furnished to Lender in connection with the transactions contemplated hereby. The fact that Lender's representatives may have made certain examinations and inspections of or received certain information pertaining to the Receivables Collateral or the Project and the proposed operation thereof does not in any way affect or reduce the full scope and protection of the warranties, representations and Obligations contained herein, which have induced Lender to enter into this Agreement.

       8.22 NO DEFAULT. Borrower is not in default of any payment on account of indebtedness for borrowed money or of any repurchase obligations in connection with a receivables purchase financing, or in violation of or in default under any material term in any agreement, instrument, order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

       8.23 NO VIOLATION OF REGULATIONS. Borrower will not directly or indirectly invest all or any part of the proceeds of the Receivable Loan in any investment security subject to the margin requirements of Federal Reserve System regulations "G," "U," or "T."

       8.24 FURTHER ACTS AND DOCUMENTS. Borrower will execute or cause to be executed all documents and do or cause to be done all acts necessary for Lender to perfect and to continue the perfection of the Security Interest of Lender in the Receivables Collateral or the other security for the Performance of the Obligations or otherwise to effect the intent and purposes of the Loan Documents. Borrower will prosecute or defend any action involving the priority, validity or enforceability of the Security Interest granted to Lender; provided that, at Lender's option, Lender may do so at Borrower's expense.

       8.24 NO DEFAULT. Borrower is fully familiar with all of the terms and conditions of the Loan Documents and is not in default thereunder.

       8.25 NO DEFAULT. Borrower is fully familiar with all of the terms and conditions of the Loan Documents and is not in default thereunder.

       8.26 PROVISIONS CONTINUING. The representations and warranties contained in this Agreement are continuing and shall be deemed to be made and reaffirmed prior to the making of each Advance under this Agreement. All indemnifications herein shall survive the termination or expiration of this Agreement.

       8.27 ADDITIONAL REPRESENTATIONS AND WARRANTIES. The representations, warranties and covenants contained in this Article VIII are in addition to, and not in derogation of, the representations, warranties and covenants contained elsewhere in the Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance.

                                  IX.   DEFAULT

       9.1 EVENTS OF DEFAULT. The occurrence of any of the following events or conditions shall constitute an Event of Default by Borrower under the Loan Documents:

              (a) PAYMENT. Lender fails to receive from Borrower when due and payable (i) any amount that Borrower is obligated to pay on the Receivables Note within five (5) days after the date such amount is due, or
(ii) any other payment due under the Loan Documents (other than payments under the Receivables Note) and such failure shall continue for five (5) business days after notice thereof to Borrower;

              (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty of Borrower contained in the Loan Documents or in any certificate furnished under the Loan Documents proves to be, in any material respect, false or misleading as of the date deemed made;

              (c) CERTAIN COVENANTS. There is a default in the Performance of the Obligations set forth in Sections 3.3, 8.7, 8.8, 8.9(a), 11.2(a), 11.2(b), 11.2(c), 11.2(d), 11.2(e), 11.2(f), or 11.2(g) hereof;

              (d) OTHER COVENANTS. There is a default in the Performance of the Obligations or a violation of any term, covenant or provision of the Loan Documents (other than a default or violation referred to elsewhere in this Section 9.1) and such default or violation continues unremedied (i) for a period of five (5) days after notice thereof to Borrower in the case of a default under or violation of Sections 8.8 or 8.9(a) hereof or any other default or violation which can be cured by the payment of money alone, or
(ii) for a period of thirty (30) days after notice to Borrower in the case of any other default or violation;

              (e) OTHER EVENT OF DEFAULT. (i) An Event of Default, as defined elsewhere herein, or in any of the other Loan Documents, or in the Acquisition Loan Agreement, as amended, or in the agreements with respect to the F,F&E Loan, occurs, or (ii) an act or event occurs under any of the Loan Documents, whether or not denominated as all Event of Default, which expressly entities Lender to accelerate any of the Obligations and/or exercise its other remedies upon the occurrence of an Event of Default;

              (f) DEFAULT IN OTHER AGREEMENTS. Any material default by Borrower under any other agreement evidencing, guaranteeing, or securing borrowed money or a receivables purchase financing has occurred permitting the acceleration of such indebtedness or repurchase Obligations, which accelerated repayment or repurchase Obligations are in excess of $50,000 in the aggregate, and such default is not cured within the earlier of fifteen
(15) business days after Borrower receives notice thereof or within any applicable grace period;

              (g) JUDGMENTS. Any final, non-appealable judgment or decree for money damages or for a fine or penalty against Borrower which is not paid and discharged or stayed within thirty (30) days thereafter and when aggregated with all other judgment(s) or decree(s) that have remained unpaid and undischarged or unstayed for such period is in excess in the aggregate of $50,000;

              (h) LIEN FORECLOSURE. Any party holding a lien or security interest in the Receivables Collateral or any other security for the Performance of the Obligations or a lien (other than a lien created by a Purchaser solely with respect to its Time-Share Interest(s)) on any part of the Project commences foreclosure or similar sale thereof;

              (i) BANKRUPTCY AND INSOLVENCY. (i) Borrower or a Guarantor become insolvent or unable to pay its/his debts when due; generally fails to pay its/his debts when due; files a petition in any bankruptcy, reorganization, winding-up or liquidation proceeding or other proceeding analogous in purpose or effect relating to Borrower or a Guarantor; applies for or consents to the appointment of a receiver, trustee or other custodian for bankruptcy, reorganization, winding-up or liquidation of Borrower or a Guarantor; makes an assignment for the benefit of creditors; or admits in writing that it/he is unable to pay its/his debts; (ii) any court order or judgment is entered confirming the bankruptcy or insolvency of Borrower or a Guarantor or approving any reorganization, winding-up or liquidation of Borrower or a Guarantor or a substantial portion of its/his assets; (iii) there is instituted against Borrower or a Guarantor any bankruptcy, reorganization, winding-up or liquidation proceeding or other proceeding analogous in purpose or effect and the same is not dismissed within 60 days after the institution thereof; or (iv) a receiver, trustee or other custodian is appointed for any part of the Receivables Collateral or the Project or all or a substantial portion of the assets of Borrower or a Guarantor;

              (j) DAMAGE TO OR CONDEMNATION OF PROJECT. The Project, or any material part thereof, becomes damaged, condemned or taken and is not promptly repaired or restored;

              (k) UNENFORCEABILITY OR REPUDIATION. Performance by Borrower or Guarantors of any material obligation under any Loan Document or Guarantee, as the case may be, is rendered unenforceable in any material respect, or a Guarantor repudiates, rescinds, limits or annuls his Guarantee; or

              (l) MATERIAL ADVERSE CHANGE. There occurs a material adverse change in the Project or in the business or financial condition of Borrower or in the Receivables Collateral or any other security for the Performance of the Obligations, which change is not enumerated in this
Section 9.1 and as the result of which Lender in good faith deems the prospect of Performance of the Obligations materially impaired or its security therefor materially imperiled.

       9.2 REMEDIES. At any time after an Event of Default has occurred and while it is continuing, Lender may, but without obligation, do any one or more of the following:

              (a)    NO ADVANCES.  Cease to make further Advances;

              (b) ACCELERATION. Declare the Receivables Note, together with prepayment premiums and all other sums owing by Borrower to Lender in connection with the Loan Documents, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

              (c) COLLECTION OF RECEIVABLES COLLATERAL. With respect to the Receivables Collateral, (i) institute collection actions against Purchasers and other persons obligated thereon, (ii) enter into modification agreements and make extension agreements with respect to payments and other performances, (iii) release persons liable for the payment and performance thereof or the securities for such payment and performance, and (iv) settle and compromise disputes with respect to payments and performances claimed due thereon, all without relieving Borrower from Performance of the Obligations;

              (d) TRUSTEE'S SALE OR FORECLOSURE. Foreclose the Acquisition Deed of Trust in accordance with applicable law or cause the Trustee thereunder to sell the property encumbered thereby; and

              (e) OTHER FORECLOSURES. Proceed to protect and enforce its rights and remedies under this Agreement or any other Loan Documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute. Borrower and Guarantors shall remain liable for any deficiency. The rights and powers granted pursuant to this Section 9.2 are not intended to limit the rights and powers granted elsewhere herein.

       9.3 APPLICATION OF PROCEEDS AFTER DEFAULT. Notwithstanding anything in the Loan Documents to the contrary, while an Event of Default exists, any cash received and retained by Lender in connection with the Receivables Collateral may be applied to payment of the Obligations in the manner provided in Section 9.5 hereof.

       9.4    ADDITIONAL REMEDIES.

              (a) SALE OF RECEIVABLES COLLATERAL. Pursuant to its option under Section 9.2 hereof following an Event of Default which is continuing, and subject to the terms and conditions hereof, Lender may sell, assign and deliver the Receivables Collateral, or any part thereof, at public or private sale, conducted in a commercially reasonable manner by any officer, or agent of, or auctioneer or attorney for, Lender at Lender's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as Lender shall reasonably determine, and Lender may be the purchaser of any or all of the Receivables Collateral so sold at any such public sale. In order to comply with applicable law, Lender may, in its reasonable discretion, at any such sale, restrict the prospective bidders or purchasers as to number, nature of business and investment intention, and, without limitation, may require that the persons making such purchases represent and agree to the satisfaction of Lender that they are purchasing the Receivables Collateral for their account, for investment, and not with a view to the distribution or resale of any thereof. Lender shall have no obligation to delay sale of any Receivables Collateral for the period of time necessary to permit such Receivables Collateral to be registered for public sale under the Securities Act of 1933, as amended, and any applicable state securities laws. Private sales made without registration shall not be deemed to have been made in a commercially unreasonable manner by virtue of any terms less favorable to the seller resulting from the private nature of such sales.

              (b) NOTICE OF SALE. Without prejudice to the right of Lender to make such sale within such shorter period as may be reasonable under the circumstances, foreclosure sale of all or any part of the Receivables Collateral shall be deemed held pursuant to reasonable notice if held:

                     (i) 45 days after notice is given, based upon default consisting of insolvency, bankruptcy or other default of a nature which cannot be corrected by Borrower, or default for which no grace period is specified herein; or

                     (ii) 60 days after notice of any other act, circumstance or event which, if uncorrected, after expiration of any applicable grace period, shall constitute a default hereunder.

Where any notice to Borrower and grace period thereafter is required under this Agreement, such grace period shall be deducted from the 60 day notice of foreclosure sale specified in item (ii) above, so that the maximum period between notice to Borrower of an act, circumstance or event which, if uncorrected after elapse of any applicable grace period, would constitute an Event of Default and the foreclosure sale of the Receivables Collateral based upon such Event of Default shall in no event be required to exceed 60 days.

              (c) SALE IN WHOLE OR IN PART. At any sale following an Event of Default, the Receivables Collateral may be sold as an entirety or in partial interests. Lender shall not be obligated to make any sale pursuant to any notice previously given. In case of any sale of all or any part of the Receivables Collateral on credit or for future delivery, the Receivables Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the collateral so sold, and in case of any such failure, such Receivables Collateral may again be sold under and pursuant to and in compliance with the provisions hereof.

              (d) LENDER ATTORNEY-IN-FACT. In connection with sales made following an Event of Default, Lender may, in the name and stead of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Receivables Collateral sold pursuant to this Agreement; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose. Nevertheless, Borrower will, if so requested by Lender, ratify and confirm any sale or sales by executing and delivering to Lender, or to such purchaser or purchasers, all such instruments as may, in the judgment of Lender, be advisable for that purpose.

              (e) PURCHASER NOT OBLIGATED. A receipt given by Lender to any purchaser with respect to the purchase money paid at any sale made following an Event of Default shall be a sufficient discharge therefor to any purchaser of the Receivables Collateral or any portion thereof, and no such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

              (f) PURCHASER TO HOLD FREE AND CLEAR. Each purchaser at any sale following an Event of Default shall hold the Receivables Collateral so sold absolutely free from every claim or right of Borrower, including, without limitation, any equity or right of redemption of Borrower, which Borrower hereby specifically waives to the extent Borrower may lawfully do so. Lender, its employees and agents shall after such sale be fully discharged from any liability or responsibility in any matter relating to the Receivables Collateral and such other security that is sold and resulting from any action or inaction on the part of such purchaser or any successor-in-interest of such purchaser.

       9.5 APPLICATION OF PROCEEDS. The proceeds of any sale of all or any part of the Receivables Collateral or other collateral shall be applied in the following order or priorities: first, to the payment of all costs and expenses of such sale, including, without limitation, reasonable compensation to Lender and its agents, attorneys' fees, and all other expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed pursuant to the Loan Documents; second, to the payment of the Obligations, in such order and manner as Lender shall in its discretion determine, with no amounts applied to payment of principal until all interest has been paid; and third, to the payment to Borrower, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

       9.6 LENDER MAY PERFORM. Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Borrower if Borrower falls to do so; and for such purposes Lender may use the proceeds of the Receivables Collateral and is hereby appointed Borrower's attorney-in-fact. All amounts expended by Lender in so doing or in exercising its remedies hereunder following an Event of Default shall become part of the Obligations secured hereby, shall be immediately due and payable by Borrower to Lender upon demand therefor, and shall bear interest at the Default Rate from the dates of such expenditures until paid. Exercise by Lender of its option under this Section will not cure any default of Borrower.

       9.7 REMEDIES NOT EXCLUSIVE. No remedy herein or in any other document conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, under any other Document or now or hereafter existing at law or in equity. Notwithstanding anything herein to the contrary, in any non-judicial, public or private sale or sales under the Uniform Commercial Code or in any judicial foreclosure and sale of the Receivables Collateral, the Receivables Collateral may be sold in any commercially reasonable manner whatsoever not prohibit by law. No delay or omission to exercise any right or power shall be construed to be a waiver of any default or acquiescence therein or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient. Lender's acceptance of any performance due hereunder which does not comply strictly with the terms hereof shall not be deemed to be a waiver of any right of Lender to strict Performance by Borrower. Acceptance of past due amounts or partial payments shall not constitute a waiver of full and timely payment of the Obligations. No Event of Default, declaration of the unpaid principal of the Loan to be immediately due and payable or exercise of any other right or remedy upon default shall stay, waive, or otherwise affect Lender's right to receive payments on and other proceeds of the Receivables Collateral.

       9.8 WAIVER. Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Receivables Collateral or any other security for the Performance of the Obligations, or any part thereof, marshalled on any foreclosure, sale or other enforcement hereof.

       9.9 ASSEMBLY OF RECEIVABLES COLLATERAL. While an Event of Default exists, Borrower will, on the request of Lender, assemble the Receivables Collateral not already in

Lender's possession and make it available to Lender at a time and place reasonably convenient to Lender.

                          X.  CONSTRUCTION AND GENERAL TERMS

       10.1 PLACE OF PAYMENT. All moneys payable hereunder or under the Loan Document shall be paid to Lender at its address set forth after its signature on the signature page hereof, unless otherwise designated in the Loan Documents or by Lender by notice.

       10.2 INTEGRATION AND MODIFICATION. This Agreement and the other Loan Documents exclusively and completely state the rights and Obligations of Lender and Borrower with respect to the Loan. No modification, variation, termination, discharge or abandonment hereof and no waiver of any of the provisions or conditions shall be valid unless in writing and signed by duly authorized representatives of Lender and Borrower or the successor, transferees or assigns of either, subject, however, to the limitations on assignment herein by Borrower. This Agreement supersedes any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender (other than in the other Loan Documents) concerning this transaction, including any commitment for financing, which are null and void and of no force or effect whatsoever.

       10.3 IRREVOCABLE POWERS. The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable and are granted as cumulative to the remedies for collection of the indebtedness secured hereby provided by law.

       10.4 COUNTERPARTS. This Agreement may be executed simultaneously in any number of identical copies each of which shall constitute an original for all purposes.

       10.5 NOTICES. Any notice required or permitted to be given hereunder shall be in writing and shall be (a) personally delivered to the party being notified if an individual or to an officer or general partner if a corporation or partnership, or (b) transmitted by postage prepaid, certified or registered mail to such party at its address after its signature on the signature page hereof or such other address as the party being notified may have otherwise designated in a notice given as provided in this
Section.   Such notice shall be deemed to be effective, unless actual receipt is expressly elsewhere specified herein, upon (x) the business day after such notice is deposited with a nationally recognized overnight courier service,
(y) the date of receipt or (z) the date five (5) days after posting if transmitted by mail, whichever shall first occur.

       10.6 SUCCESSORS AND ASSIGNS. All the covenants, promises, stipulations and agreements of Borrower and all the rights and remedies of the Lender in this Agreement contained shall bind Borrower, and, subject to the restrictions on merger, consolidation and assignment herein contained, its successors and assigns, and shall inure to the benefit of Lender, its successors each assigns, whether so expressed or not. Borrower may not assign its rights herein in whole or in part. Except as may be expressly provided herein, no person or other entity shall be deemed a third party beneficiary of this Agreement.

       10.7 SEVERABILITY. If any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

       10.8 TIME. Time is of the essence in the Performance of the Obligations.

       10.9 HEADINGS AND GENDER. All headings are inserted for convenience only and shall not affect any construction or interpretation of this Agreement. The provisions of this Agreement shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein. Unless otherwise indicated, all references herein to clauses and other subdivisions refer to the corresponding Sections, clauses and other subdivision of this Agreement; the words "herein", "hereof", "hereto", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section, clause or other subdivisions hereof; and reference to a numbered or lettered subdivision of an Article, or Section shall include relevant matter within the Article or Section which is applicable to but not within such numbered or lettered subdivision.

       10.10 GOVERNING LAW AND WAIVERS. THIS AGREEMENT, AND ANY AGREEMENT OF THE PARTIES ARISING HEREFROM (INCLUDING WITHOUT LIMITATION THE LOAN DOCUMENTS) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA. BY ACCEPTANCE OF THIS AGREEMENT, BORROWER (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY AND TO THE PROCESS, JURISDICTION AND VENUE OF THE UNITED STATES DISTRICT COURT FOR ARIZONA, SITTING IN PHOENIX, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR THE SUBJECT MATTER THEREOF BROUGHT BY LENDER, AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT BORROWER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE LOAN DOCUMENTS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE ANY LAWSUIT ARISING OUT OF SUCH A CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY. BY ITS EXECUTION OF THIS AGREEMENT, BORROWER WAIVES ITS RIGHT TO A JURY TRIAL OF SUCH CONTROVERSIES.

       10.11 APPLICABLE USURY LAW. It is the interest of the parties hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in this

Agreement or in any of the other Loan Documents in no event shall this Agreement or the Loan Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. If (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the Obligations or (b) the maturity of the Obligations is accelerated in whole or in part, or (c) all or part of the principal or interest of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted from, charged or received in connection with the Obligations would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this Section shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations of Borrower or refunded to Borrower, at Lender's option, and (4) the effective rate of interest will be automatically reduced to the maximum contract rate permitted by the Applicable Usury Law. Without limiting the generality of the foregoing, to the extent permitted by the Applicable Usury Law: (x) all calculations of the rate of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the Obligations, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with the Obligations; and (y) in the event that the effective rate of interest on the Obligations should at any time exceed the maximum contract rate permitted by the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Lender from time to time, if and when the effective interest rate on the Obligations otherwise falls below the maximum contract rate permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law has been paid in full. Should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increase shall apply to all Obligations regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the Obligations regardless if resulting from an advance of the applicable Loan made after the effective date of such decrease.

                               XI.  SPECIAL CONDITIONS

       11.1 RIGHT OF FIRST REFUSAL. So long as this Agreement is in force and effect, Borrower shall not obtain receivables financing from any Lender other than Lender with respect to any Instrument evidencing the sale of a Time-Share Interest without first offering such Instrument to Lender as an Eligible Instrument pursuant to the terms set forth herein. Lender shall deliver such Instruments to Borrower solely for the purpose of such financing if Lender declines to provide such financing.

       11.2 FINANCIAL COVENANTS AND LIMITATIONS ON DISTRIBUTIONS. The following financial and other covenants shall be maintained:

              (a) LIMIT ON MARKETING EXPENSES. Borrower shall not incur Marketing Expenses with respect to sales of Time-Share Interests that exceed an amount equal to forty-five percent (45%) of all Net Sales, tested at the end of each fiscal quarter of Borrower on a twelve-month rolling basis.

              (b) MINIMUM NET WORTH. Borrower shall maintain a consolidated tangible net worth (exclusive, for example, of intangible assets, such as goodwill) of not less than Ten Million Dollars ($10,000,000), to be tested as of the end of each fiscal quarter of Borrower.

              (c) LIMIT ON G&A EXPENSES. Borrower shall not incur general and administrative expenses (excluding depreciation expenses) that exceed an amount equal to twelve percent (12%) of the sum of all Net Sales and all resort revenues, tested as of each fiscal quarter of Borrower on a twelve-month rolling basis.

              (d) LIMITS ON DISTRIBUTIONS. Borrower shall not make any distributions to its shareholders in excess of the lesser of (a) one hundred percent (100%) net income or (b) one hundred percent (100%) of net cash flow. For purposes of this Section, "net cash flow" means net cash generated by Borrower's operations and financing for a given time period determined by subtracting cash outflows from cash inflows; the term "net income" means the net income of Borrower as determined in accordance with GAAP; and "distributions" shall include any loan to any person or investment. Net cash flow and net income shall each be determined on a cumulative basis since December 31, 1993.

              (e) DELINQUENCIES. Delinquencies of Receivables pledged to Lender shall not exceed three percent (3%) per month for three consecutive months, or such condition shall constitute an Event of Default hereunder.

              (f) CERTIFICATION. The annual and interim statement of Borrower shall be accompanied by a certificate signed by its managing general partner, certifying compliance with Sections 11.2(a) - (d) and setting forth in reasonable detail the calculations upon which the certification is based.

              (g) LOANS TO AFFILIATES. Borrower shall not make any loans to Guarantors or Affiliate without the prior written consent of Lender.

                 XII.  CLOSING, INITIAL ADVANCE & GENERAL ASSIGNMENT

       12.1 TRANSFERS TO BORROWER ON CLOSING DATE. On the Closing Date, Queen's Bay shall convey the Project (including, without limitation, the real property encumbered on such date by the Acquisition Deed of Trust) to Borrower by Warranty Deed, in form and substance satisfactory to Lender, and shall convey, among other instruments, if any, the "Receivables" existing on such date, as such term is defined in the FINOVA Purchase Agreement, to Borrower by an Assignment of Timeshare Receivable Contracts, Notes and Deeds of Trust and Other Rights, in form and substance satisfactory to Lender. Pursuant to the Termination of Purchase and Security Agreement and Re-Assignment of Receivables (the "FINOVA Purchase Agreement Termination") between Queen's Bay and Lender of even date herewith, which terminates the FINOVA Purchase Agreement as of the Closing Date, Lender shall, simultaneously with the conveyance and assignment thereof to Borrower, reassign to Queen's Bay all right, title and interest to the "Receivables"; provided, however, Lender shall not release possession of the Instruments constituting such "Receivables" to Queen's Bay as all such Instruments shall be simultaneously collaterally assigned by Borrower to Lender as collateral for the Receivables Loan and the initial Advance thereunder.

       12.2 GENERAL ASSIGNMENT TO LENDER ON CLOSING DATE. On the Closing Date, Borrower shall collaterally assign to Lender by the General Assignment in the form attached hereto as EXHIBIT I all of the Instruments and related security instruments comprising the Receivables Collateral.

       12.3 PAYMENT OF PURCHASE PRICE TO QUEEN'S BAY, INITIAL ADVANCE TO BORROWER, AND PAYMENT OF ENDING PURCHASE BASE TO LENDER. In conjunction with the re-purchase of the Instruments constituting Receivables under the FINOVA Purchase Agreement, the purchase thereof by Borrower, and the pledging and assigning thereof as collateral by Borrower to Lender as provided in this transaction, the following money transfers must occur simultaneously (i) Lender must make the initial Advance to Borrower under the Receivables Loan in the amount of the Borrowing Base; (ii) Borrower must pay to Queen's Bay the purchase price for the Instruments being purchased; and (iii) Queen's Bay must pay to Lender, in consideration of Lender's reassignment of the Receivables to Queen's Bay, the Ending Purchase Base Amount. To avoid the needless transfer of funds which originate with Lender and eventually are returned to Lender, such money transfers shall be in the form of credits and debits in the records of Lender; provided, however, (i) in the event the Borrowing Base amount is greater than the Ending Purchase Base Amount, the difference shall be paid in cash on the Closing Date by Lender to Borrower, and (ii) in the event the Borrowing Base amount is less than the Ending Purchase Base Amount, the difference shall be paid in cash on the Closing Date by Borrower to Lender; provided further, however, the Ending Reserve Account Amount shall be paid by Lender to Queen's Bay in cash on the Closing Date.

       IN WITNESS WHEREOF, the parties hereto have caused this Receivables Loan and Security Agreement to be executed as of the date first written above.

                                          LONDON BRIDGE RESORT, INC., a
                                          Delaware corporation

                                          By: /s/ T.F. Flatley
                                             ----------------------------------
                                                 Its:  President
                                                     --------------------------

                                          Address:
                                                 1477 Queen's Bay Road
                                                 Lake Havasu, AZ  86403

                                                                     [Borrower]


                                          FINOVA CAPITAL CORPORATION, a
                                          Delaware corporation

                                          By: /s/ J. Fields
                                             ----------------------------------
                                                 Its:  Group Vice President
                                                     --------------------------

                                          Address:
                                                 7272 East Indian School Road
                                                 Suite 410
                                                 Scottsdale, Arizona  85251
                                                 Attention:  Vice President -
                                                 Resort Finance

                                                                        [Lender]


                                                  CONSENTED AND AGREED TO THIS
                                                      11th DAY OF OCTOBER, 1996

                                          QUEEN'S BAY JOINT VENTURE, a
                                          New York limited general partnership

                                          By:    QUEEN'S DAY ASSOCIATES LIMITED
                                                 PARTNERSHIP, a New York limited
                                                 partnership, Managing Partner

                                                 By:    ARG, INC., a Delaware
                                                        corporation, General
                                                        Partner


                                                 By: /s/ T.F. Flatley
                                                    ---------------------------
                                                        Thomas F. Flatley,
                                                        President

                 EXHIBIT A TO RECEIVABLES LOAN AND SECURITY AGREEMENT

                          CONDITIONS OF ELIGIBLE INSTRUMENT

(a) Lender has a collateral assignment of the Instrument and security therefor and has a valid and perfected right to payment, free and clear of all liens and encumbrances and the Instrument is free of all liens and encumbrances other than Permitted Encumbrances.

(b) The Instrument does not represent a sale by Borrower, directly or indirectly, to any of its shareholders, directors, officers, partners, as the case may be, its agents, employees or creditors, or any relative or affiliate of Borrower, Guarantors or the foregoing.

(c) Borrower has received from the Purchaser a minimum cash down payment of 10% of the total sales price (no part which has been advanced or loaned to the Purchaser by Borrower, directly or indirectly).

(d) The Instrument must provide for: (i) consecutive monthly installments of principal and interest in U.S. funds over a term not exceeding 84 months from the date of its execution; provided, however, an Instrument shall not be declared ineligible for hypothecation to Lender solely because its term is greater than 84 months so long as: (a) the term of such Instrument is not greater than 120 months from the date of its execution; and (b) the principal balance of the Receivables Loan with respect to all Instruments having a term of greater than 84 months hypothecated to Lender (including the principal balance of the Receivables Loan which will be related to the Instrument under consideration for hypothecation to Lender) at the time of such hypothecation does not exceed 15% of the Maximum Loan Amount; and (ii) interest accruing on the unpaid principal balance of the Instrument at not less than 13%, per annum; provided, however, an Instrument shall not be declared ineligible solely because the interest rate thereunder is less than 13% per annum so long as the weighted average interest rate per annum of the Instruments to be hypothecated at such time (including the Instrument in question) when combined with the weighted average interest rate per annum of the Instruments constituting the Receivables Collateral at such time does not result in an aggregate weighted average interest rate of less than 13% per annum.

(e) The Instrument must be beyond the applicable rescission period and no payment is more than 29 days past due or has been deferred.

(f) The Purchaser in all respects, including, without limitation, its creditworthiness, is acceptable to Lender in its sole and absolute judgment; has obtained from Borrower marketable title to the purchased Time-Share Interests; and has not purchased more than 4 Time-Share Interests.

(g) The Instrument and the Purchaser Deed of Trust securing it are in form and substance satisfactory to Lender and valid and enforceable in accordance with their terms; upon the obligor's default under the Instrument, subject only to notice and a reasonable grace period, payment of the balance of the indebtedness owing under the Instrument may be immediately accelerated and the lien of the Purchaser Deed of Trust may be foreclosed;
the Purchaser Deed of Trust has been recorded in the real estate records where the purchased Time-Share Interest is located; and the lien of the Purchaser Deed of Trust is subject only to the Permitted Encumbrances.

(h) The Unit(s) in which the Time-Share Interest(s) are owned and the amenities promised to the Purchasers have been completed, fully furnished and approved for occupancy, and the furnishings in those Units are free of any lien except for the Permitted Encumbrances; no Unit or other part of the Project is subject to partition and the time share use of the Units and amenities conform to all applicable restrictions and laws, necessary approvals having been obtained.

(i) The Instrument and the related sale transaction comply with all applicable laws; Borrower has performed all its obligations due to the Purchaser and there are no executory obligations to the Purchaser to be performed by Borrower; and the Purchaser does not have any right of rescission, set-off, abatement, counterclaim or the like.

(j) The Purchaser is a United States or Canadian resident, unless the Purchasers of at least 90% of Time-Share Interests for which Lender holds Instruments that are used in making Borrowing Base computations are United States or Canadian residents.

                                    EXHIBIT D

                                        TO

                     RECEIVABLES LOAN AND SECURITY AGREEMENT

                              BORROWER'S CERTIFICATE


       LONDON BRIDGE RESORT, INC., a Delaware corporation ("Borrower") hereby certifies to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") that (i) the total unpaid payments due under the Instruments described in SCHEDULE A attached hereto and by this reference incorporated herein and the unpaid principal balance for each such Instrument is as set forth in SCHEDULE A; and (ii) such Instruments are, individually and collectively, Eligible Instruments.

       Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Loan and Security Agreement between Borrower and Lender dated as of October ___, 1996.

DATED:               , 199_.
       --------------

                                          LONDON BRIDGE, INC., a
                                          Delaware corporation


                                          By:
                                             ----------------------------------
                                                 Its:
                                                     --------------------------

                                      EXHIBIT G
                      TO RECEIVABLES LOAN AND SECURITY AGREEMENT


(a) a completed and executed "Request for Advance and Certification", in form and substance identical to EXHIBIT G-1 attached hereto and by this reference incorporated herein.

(b) (i) signed original instruments duly and unconditionally endorsed to Lender by Borrower, with recourse, which qualify as Eligible Instruments and may be used in making Borrowing Base computations, (ii) the recorded original Purchaser Deeds of Trust which secure such Instruments (or a copy thereof with proof of recordation if the original has not been returned from the local recorder and failure to provide the original is not due to delays in recording which are the fault of Borrower), (iii) copies of signed receipts for public offering statements/property reports/prospectuses required to be given to Purchasers in connection with the sales of Time-Share Interests giving rise to such Instruments, (iv) copies of Purchase Agreements, credit disclosure statements and other items requested by Lender which were signed by such Purchasers in connection with such sales and (v) evidence that rescission rights under the Instruments have expired and Borrower has performed all its statutory and contractual obligations with respect thereto.

(c) an absolute Assignment, in form and substance identical to EXHIBIT G-2 attached hereto and by this reference incorporated herein, properly completed, executed, acknowledged and recorded, assigning to Lender, with recourse, Borrower's entire right, title and interest under each of the Instruments, Purchase Deeds of Trust, and Purchase Agreements covered by item (b) above, the security therefor and the proceeds thereof.

(d) if not previously furnished, evidence satisfactory to Lender that: (i) and Time-Share Interests which are the subject of the assigned Instruments have necessary and promised off-site improvements and necessary and promised utilities are available thereto; (ii) all amenities which are to be available to Purchasers have been completed in accordance with all applicable building codes and are fully furnished, necessarily equipped and are and will be available for use by the Purchasers without disturbance or termination of their use rights so long as they are not in default of their obligations under the Instruments; and (iii) all furnishings and amenities are owned by the purchase owner's association free of liens and security interests other than the liens and security interests of deeds of trust securing instruments.

(e) if requested by Lender, written confirmation from the Servicing Agent that it has not received notice of any complaint, demand, set-off, or claim by any person, including without limitations any Purchaser, with respect to the Instruments covered by item (b) above (other than as to routine matters involving the servicing of an Instrument) and certifying the unpaid total payments due under and the unpaid principal balance of such Instruments.

(f) if requested by Lender, a credit report from a recognized consumer credit reporting agency on each Purchaser obligated under an Instrument covered by item (b) above.

(g) the title policy or policies required pursuant to Section 4.2 of Receivables Loan and Security Agreement.

(h) one or more UCC-1 financing statements describing Lender's interest in the Receivables Collateral filed with the appropriate Secretary of State and Local offices, together with a report on the chattel records from such office in which the UCC-1 is filed disclosing to the satisfaction of Lender that there are no conflicting security interests claimed in the Receivables Collateral.

(i) if requested by Lender following a material change of circumstances, an opinion from Borrower's independent counsel with respect to such matters as Lender shall reasonably require.

(j) if requested by Lender following a material change of circumstances, an opinion from independent counsel to Lender as to such matters as Lender shall reasonably require.

                                     EXHIBIT G-1

                        REQUEST FOR ADVANCE AND CERTIFICATION


       The undersigned LONDON BRIDGE RESORT, INC., a Delaware corporation ("Borrower"), requests FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") to advance the sum of _________________________ AND ___/100 UNITED
STATES DOLLARS (U.S. $______________) upon receipt hereof, pursuant to the Receivables Loan and Security Agreement between such parties dated as of October __, 1996 (with any amendments, "Agreement").

       Borrower hereby certifies to Lender that (i) the total unpaid payments due under the Eligible Instruments for which the requested disbursement of the Receivables Loan is sought and the unpaid principal balance for each such Eligible Instrument is as set forth on SCHEDULE A hereto; (ii) the Instruments against which the requested disbursement of the Receivables Loan is sought are, individually and collectively, Eligible Instruments; (iii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower or Guarantors since the date of the last financial statements delivered to Lender; (iv) all representations and warranties contained in the Agreement are true and correct in every material respect as of the date hereof; (v) there is no Incipient Default under the Agreement; and (vi) Borrower has performed and complied with and agreements and conditions required by the Agreement to be performed and complied with prior to or at the date of the requested disbursement of the Receivables Loan.

       Except as otherwise defined herein or the context otherwise requires, and capitalized terms used herein have the meaning given to them in the Agreement.

DATED:               , 199 .
        -------------     -
                                          LONDON BRIDGE RESORT, INC., a
                                          Delaware corporation


                                          By:
                                             ----------------------------------
                                                 Its:
                                                     --------------------------

                          SCHEDULE A TO REQUEST FOR ADVANCE
                                  AND CERTIFICATION

                                     EXHIBIT G-2


When recorded, mail to:
FINOVA CAPITAL CORPORATION
c/o RF Administration
7272 East Indian School Road
Suite 410
Phoenix, Arizona  85251

                             ASSIGNMENT OF DEEDS OF TRUST

KNOW ALL MEN BY THESE PRESENTS:

       That London Bridge Resort, Inc., a Delaware corporation ("Assignor"), as owner and holder of the deeds of trust described on SCHEDULE A attached hereto, for Ten Dollars ($10.00) and other valuable consideration to it in hand paid by FINOVA CAPITAL CORPORATION, a Delaware corporation ("Assignee"), the receipt whereof is hereby acknowledged, do by these presents grant, bargain, sell, assign, transfer and set over unto Assignee all of its interest in and to such deeds of trust;

       TOGETHER WITH the purchase agreements, promissory notes, and other items and obligations therein described, all moneys due and to become due thereunder, and all interest thereon, and rights arising therefrom.

       IN WITNESS WHEREOF, Assignor has caused these presents to be executed the ___ day of _____, 19__.

              LONDON BRIDGE RESORT, INC., a Delaware corporation


                                          By:
                                             ----------------------------------
                                                 Its:
                                                     --------------------------

STATE OF PENNSYLVANIA       )
                            ) SS.
COUNTY OF                   )

              On this ___ day of ______, 199_, before me, the undersigned officer, personally appeared ______________, who acknowledged himself to be the ____________of London Bridge Resort, Inc., a Delaware corporation, and that he, as such ____________, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

              IN WITNESS WHEREOF, I have hereunder set my hand and official seal.



                     --------------------------------------------------
                     Notary Public


My Commission Expires:


---------------------

                      SCHEDULE A TO ASSIGNMENT OF DEEDS OF TRUST

Trustor       Unit   Date of Instrument   Date Recorded        Recording Info       Amount Secured
-------       ----   ------------------   -------------        --------------       --------------



                                      EXHIBIT H

                           TIME-SHARE INTEREST DESCRIPTION


Time-Share Interest: a 1/51st undivided interest in a Unit and its appurtenant common interest in the common elements of the Project for each Time-Share Interest owned which entitles an owner to the exclusive use of the Unit during an "Interval" as defined in the Fourth Amended Declaration for the use, occupancy or possession of the applicable Unit. An "Even Biennial Interval Unit" and an "Odd Biennial Interval Unit," as defined in the Declaration, is a 1/102nd undivided interest in a Unit and is appurtenant common interest in the common elements of the Project for each Time-Share Interest owned which entitles an owner to the exclusive use of the Unit for the Interval purchased during either an odd year or an even year for the use, occupancy or possession of the applicable Unit.

                                      EXHIBIT I

    GENERAL COLLATERAL ASSIGNMENT OF TIMESHARE RECEIVABLE COLLATERAL, NOTES AND
                                   DEEDS OF TRUST

                          [SEPARATE DOCUMENT TO BE ATTACHED]

                                   PROMISSORY NOTE


U.S. $23,000,000                                                Phoenix, Arizona
                                                                October 11, 1996

       FOR VALUE RECEIVED, the undersigned LONDON BRIDGE RESORT, INC., a Delaware corporation ("Maker"), promises to pay to FINOVA CAPITAL
CORPORATION, a Delaware corporation ("Lender"), or order, at Phoenix, Arizona, or at such other place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of TWENTY-THREE MILLION UNITED STATES DOLLARS (U.S. $23,000,000), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided for below.

       Interest shall accrue daily on the basis of the actual number of days elapsed using a 360-day year. Interest shall accrue initially at an annual interest rate (the "Initial Interest Rate") equal to the Base Rate (as hereinafter defined) in effect on the business day immediately prior to the date of the initial advance of the Loan evidenced by this Note (the "Initial Base Rate") plus 2.5%, subject to adjustment on each Interest Rate Change Date (as hereinafter defined), but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law (as hereinafter defined). The interest rate shall change on each Interest Rate Change Date by adding to or subtracting from the Initial Interest Rate, as the case may be, the change, if any, between Initial Base Rate and the Base Rate in effect on the applicable Interest Rate Change Date. As used in this Note, the following capitalized terms have the meaning set forth opposite them below:

       "Base Rate" shall mean the rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York ("Citibank"), as the base rate of interest charged by Citibank to its most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates of less than such announced Base Rate; and

       "Interest Rate Change Date" means each business day of Citibank, N.A., in which the Base Rate is changed by Citibank, N.A.

       Payments of principal and/or interest shall, at the option of Holder, earn interest after they are due at a rate 4% above the rate otherwise payable hereunder (the "Default Rate").

       Maker agrees to pay an effective rate of interest which is the rate stated above plus any additional rate of interest resulting from any charges in the nature of interest paid or to be paid in connection with the loan evidenced by this Note, but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law.

       This Note is executed pursuant to a Receivables Loan and Security Agreement of even date herewith between Maker and Lender (together with any and all extensions, renewals, modifications and restatements thereof, "Loan Agreement") and evidences the advances of the Receivables Loan made pursuant thereto. Defined terms used in this Note not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

       Commencing on the last day of the calendar month in which the initial advance of the loan evidenced hereby is made and on the last day of each succeeding month thereafter ("Installment Date") until the Receivables Loan Maturity Date or the date the loan evidenced hereby is paid in full, whichever date first occurs, Maker will pay or cause to be paid to Holder an installment payment of principal and interest on this Note equal to 100% of all proceeds (except required tax and insurance impounds and maintenance and other assessment payments) of the Receivables Collateral collected during the month in which the payment is required to be made.

       Regardless of whether the proceeds of the Receivables Collateral are sufficient for that purpose, interest on the principal balance hereof from time to time outstanding shall be due and payable monthly in arrears on each Installment Date, and principal payments on the Note in the amounts required to be paid pursuant hereto or to the Loan Agreement shall be due and payable at the times specified in the Loan Agreement.

       On the Receivables Loan Maturity Date, the entire unpaid principal balance of this Note, all accrued and unpaid interest, and all other charges owing in connection with the loan evidenced hereby shall be due and payable in full.

       In the event any installment of principal and/or interest required to be made in connection with the indebtedness evidenced hereby is not paid when due (except in the case of the final installment, for which no grace period is allowed) and such default continues for five business days, or another Event of Default occurs, Holder may at its option, without further notice or demand, declare immediately due and payable the entire unpaid principal balance hereof, all accrued and unpaid interest thereon, and all other charges owing in connection with the loan evidenced hereby.

       This Note may be prepaid, in whole but not in part, in accordance with and upon payment of the prepayment premium, if any, all as set forth in the Loan Agreement.

       In the event that Holder institutes legal proceedings to enforce this Note, Maker agrees to pay to Holder in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including, without limitation, reasonable attorneys' fees.

       Holder shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Holder and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at Holder's option.

       Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives: presentment for payment, protest and demand; notice of protest, demand, dishonor and nonpayment of this Note; and trial by jury in any litigation arising out of, relating to or connected with this Note or any instrument given as security heretofore. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of the indebtedness at any time and from time to time at the request of any other person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

       This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

       Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

       This Note and all its provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Loan Agreement.

       This Note has been delivered in Phoenix, Arizona. This Note shall be governed by the internal laws of the State of Arizona and, to the extent they preempt the laws of such state, the laws of the United States; provided, that if any obligation, agreement or waiver on the part of Maker or any other person obligated primarily or secondarily on this Note or right or remedy of Holder shall be invalid or unenforceable under such laws but would be valid and enforceable under the internal laws of the State of Pennsylvania, then the internal laws of the State of Pennsylvania shall apply.

       This Note is secured by the security interests granted to Lender pursuant to the Loan Agreement, various Assignments of Deed of Trust and a Deed of Trust, Assignment of Rents and Proceeds and Security Agreement on real property located in Mohave County, Arizona, and is guarantied by certain guarantors.

                                          LONDON BRIDGE RESORT, INC.,
                                          a Delaware corporation


                                          By   /s/  T F Flatley
                                             ------------------------
                                             Its: President
                                                  -------------------

                                          Address:

                                          London Bridge Resort, Inc.
                                          1477 Queen's Bay Road
                                          Lake Havasu, Arizona

                                                                       [Maker]

                                          Federal E.I.N. Applied for

                           GENERAL COLLATERAL ASSIGNMENT OF
                           TlMESHARE RECEIVABLE CONTRACTS,
                               NOTES AND DEEDS OF TRUST

       This GENERAL ASSIGNMENT OF TIMESHARE RECEIVABLE CONTRACTS, NOTES AND DEEDS OF TRUST (this "Assignment") is made as of October 11, 1996 between LONDON BRIDGE RESORT, INC., a Delaware corporation ("London Bridge") and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA").

                                       RECITALS

       Prior to the date hereof, QUEEN'S BAY JOINT VENTURE ("Queen's Bay") has been the owner and Developer of a time share condominium development commonly known as the London Bridge Resort Time-Share Condominium, located at 1477 Queen's Bay Road, Lake Havasu City, Arizona (the "Project"). The Project was created pursuant to a Declaration of Covenants, Conditions and Restrictions for London Bridge Resort Time Share Condominium filed in the Official Records of Mohave County, Arizona at No. 90-39818 on June 14, 1990 as amended by Amendments and Restatements of such Declaration filed in the Official Records of Mohave County, Arizona, through and including the Seventeenth Amendment to Declaration of Covenants, Conditions and Restrictions for London Bridge Resort Time-Share Condominiums, filed at Book 2720, Page 390 on April 23, 1996 (the "Declaration").

       By Warranty Deed dated concurrently herewith Queen's Bay has conveyed and transferred to London Bridge, for valuable consideration, Queen's Bay's fee title interest in real property upon which the Project is located, fee title interest to the real property forming the Annexation Property, as defined in the Declaration, and fee title interest in and to all Units and Interval Interests (as both terms are defined in the Declaration) owned by Queen's Bay (collectively, the "Conveyance").

       Since establishing the Project, Queen's Bay has been selling Interval Units, as defined in the Declaration, to individuals and entities (the "Timeshare Purchasers") and has been financing the sales price by taking back notes secured by deeds of trust (the "Timeshare Deeds of Trust") on the Interval Units sold (the "Timeshare Receivables"). In turn, Queen's Bay has been selling its interest in the Timeshare Receivables to FINOVA under the terms of a Purchase and Security Agreement between FINOVA and Queen's Bay dated June 14, 1994, as amended on June 20, 1995, October 30, 1995 and June 21, 1996 (collectively the "Purchase Agreement") and has been assigning the related Timeshare Deeds of Trust to FINOVA. The Timeshare Receivables purchased by FINOVA under the Purchase Agreement (not previously re-assigned to Queen's Bay in accordance with the Purchase Agreement) are hereinafter collectively referred to as the "Purchased Timeshare Receivables," and the corresponding Timeshare Deeds of Trust are hereinafter collectively referred to as the "Purchased Timeshare Deeds of Trust."

       In connection with the Conveyance, FINOVA and Queen's Bay have entered into that certain Termination of Purchase and Security Agreement and Re-Assignment of Receivables dated concurrently herewith, wherein, among other things, the parties thereto have terminated each others rights and obligations under the Purchase Agreement, and FINOVA has re-assigned all of its right, title and interest in the Purchased Timeshare Receivables to Queen's Bay.

       In connection with the Conveyance, Queen's Bay has concurrently herewith assigned to London Bridge all of its right, title and interest in the Declaration and to the Timeshare Receivables and the security documents related thereto including, without limitation, the Purchased Timeshare Receivables and the Purchased Timeshare Deeds of Trust, pursuant to that certain Assignment of Timeshare Receivable Contracts, Notes and Deeds of Trust and Other Rights between Queen's Bay and London Bridge.

       In connection with the Conveyance, London Bridge and FINOVA have established that certain revolving line of credit in the maximum principal amount at any one time outstanding of $23,000,000 (the "Receivables Loan") pursuant to that certain Receivables Loan and Security Agreement of even date herewith (the "Receivables Loan Agreement"). London Bridge will use the initial advance under the Receivables Loan to purchase the Purchased Timeshare Receivables, and will use other of its funds to purchase all Timeshare Receivables which are not Purchased Timeshare Receivables, if any. The Purchased Timeshare Receivables and the Purchased Timeshare Deeds of Trust, among other things, shall constitute the collateral for such initial advance, and London Bridge desires to collaterally assign all of its right, title and interest to the Purchased Timeshare Receivables and Purchased Timeshare Deeds of Trust to FINOVA.

       INTENDING TO BE LEGALLY BOUND, the undesigned parties have in exchange for the mutual obligations hereinafter set forth and for other valuable consideration agreed as follows.

                                      AGREEMENT

       1. Incorporation of Recitals. The recitals set forth above are incorporated herein by reference and thereby made a part of this Assignment.

       2. ASSIGNMENT OF PURCHASED TIMESHARE RECEIVABLES. London Bridge hereby assigns all of its rights, title and interest in and to the Purchased Timeshare Receivables to FINOVA as collateral, to be administered in accordance with the applicable terms and provisions of the Receivables Loan Agreement.

       3. CONFIRMATION OF ASSIGNMENTS OF PURCHASED DEEDS OF TRUST. London Bridge hereby ratifies and confirms the various assignments to FINOVA of the Purchased Timeshare Deeds of Trust, and assumes such assignments as its own acts. Upon reasonable request of FINOVA, London Bridge agrees to execute such individual assignments of Purchased Timeshare Deeds of Trust in recordable form to grant to FINOVA a title insurable interest therein.

       4.     OTHER PROVISIONS.

              A. ASSIGNMENT; BINDING EFFECT; AMENDMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto. This Assignment, upon execution and delivery, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended by a written instrument executed by all parties hereto.

              B. ENTIRE AGREEMENT. This Assignment, is the final, complete and exclusive statement and expression of the agreement among the parties hereto with relation to the subject matter of this Assignment, it being understood that there are no oral representations, understandings or agreements covering the same subject matter as this Assignment. This Assignment supersedes, and cannot be varied, contradicted or supplemented by evidence of any prior contemporaneous discussions, correspondence, or oral or written agreements of any kind.

              C. COUNTERPARTS. This Assignment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

              D. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Arizona, without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Arizona.

              E. NO WAIVER. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Assignment shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of or in any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

              F. CAPTIONS. The headings of this Assignment are inserted for convenience only, shall not constitute a part of this Assignment or be used to construe or interpret any provision hereof.

       IN WITNESS WHEREOF, the parties have executed this General Collateral Assignment of Timeshare Receivable Contracts, Notes and Deeds of Trust on the date first written above.

                                          LONDON BRIDGE RESORT, INC.
                                          a Delaware corporation

                                          By: /s/  T F Flatley
                                              --------------------------------
                                              Thomas F. Flatley, President

                                                               [London Bridge]

                                          FINOVA CAPITAL CORPORATION,
                                          a Delaware corporation

                                          By: /s/  Jack Fields
                                              --------------------------------
                                          Its: Group Vice President
                                               -------------------------------

                                                                      [FINOVA]

STATE OF ARIZONA            )
                            )    ss.
County of Maricopa          )

       The foregoing instrument was acknowledged before me this 11th day of October, 1996, by Thomas Flatley, the President of London Bridge Resort, Inc., a Delaware corporation, on behalf of the corporation.

       In witness whereof, I hereunto set my hand and official seal.

                                                 /s/  [illegible]
                                                 -----------------------------
                                                 Notary Public

My commission expires:

       9-21-99
------------------------------------

STATE OF ARIZONA            )
                            )    ss.
County of Maricopa          )

       The foregoing instrument was acknowledged before me this 15th day of October, 1996, by Jack Fields, the Group Vice President of the FINOVA Capital Corporation, on behalf of the corporation.

       In witness whereof, I hereunto set my hand and official seal.


                                                 /s/    Bonnie J. Fenimore
                                                 -----------------------------
                                                 Notary Public

My commission expires:

Jan. 13, 1997
------------------------------------

                                  FIRST AMENDMENT OF
                             LOAN AND SECURITY AGREEMENT
                             (With Consent of Guarantor)


       This FIRST AMENDMENT OF LOAN AND SECURITY AGREEMENT (this "First Amendment") is entered into this 11th day of October 1996, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), QUEEN'S BAY JOINT VENTURE, a Pennsylvania joint venture general partnership ("Queen's Bay"), and LONDON BRIDGE RESORT, INC., a Delaware corporation ("Borrower").

                                   R E C I T A L S

       Queen's Bay and Lender are parties to that certain Loan and Security Agreement dated October 30, 1995 (the "Acquisition Loan Agreement") pursuant to which Lender made a mortgage refinance loan to Queen's Bay in the principal amount of $9,500,000 (the "Acquisition Loan"), as evidenced by that certain Promissory Note made by Queen's Bay to the order of Lender in the original principal amount of $9,500,000 dated October 30, 1995 (the "Acquisition Note"). Pursuant to that certain Assumption Agreement among Lender, Queen's Bay and Borrower of even date herewith (the "Assumption Agreement"), Borrower has assumed, jointly and severally with Queen's Bay, all payment and performance obligations under the Acquisition Loan Agreement and Acquisition Note. Unless otherwise defined in this First Amendment, all defined terms used herein shall have the same meaning as ascribed to such term in the Acquisition Loan Agreement.

       Lender and Queen's Bay are also parties to that certain furniture, fixtures and equipment loan in the principal amount of $336,000 (the "F,F&E Loan").

       Lender has agreed to establish a $23,000,000 revolving line of credit for Borrower (the "Receivables Loan") in accordance with the terms and conditions of that certain receivables Loan and Security Agreement between Borrower and Lender of even date herewith (the "Receivables Loan Agreement") and as evidenced by that certain Promissory Note of even date herewith in the original principal amount of Twenty-Three Million Dollars ($23,000,000) (the "Receivables Note"). Lender, Queen's Bay and Borrower desire to integrate the terms of the Acquisition Loan Agreement with the terms of the F,F&E Loan and the Receivables Loan.

                                 A G R E E M E N T S

       Now, therefore, in consideration of the premises and the agreement, provisions and covenants hereinafter set forth, Borrower and Lender hereby agree as follows:

       1. AMENDMENT OF ACQUISITION LOAN AGREEMENT. The Acquisition Loan Agreement is hereby modified as follows:

       1.1    AMENDMENT OF SECTION 4.1 - GRANT OF SECURITY INTEREST.  Section
4.1 of the Acquisition Loan Agreement is hereby amended by deleting such
Section in its entirety and replacing such section with the following:

                     4.1    GRANT OF SECURITY INTEREST.  To
              secure (a) payment of the Note and all other amounts due and payable under the Loan Documents, 9(b) the performance of Borrower's Obligations, and
              (c) Performance of all Obligations under that certain Receivables Loan and Security Agreement between Lender and Borrower dated October ___, 1996, as such terms are defined therein, Borrower hereby grants to Lender a Security Interest n the Collateral.

       1.2 AMENDMENT OF SECTION 7.1 - EVENTS OF DEFAULT. Section 7.1 of the Acquisition Loan Agreement is hereby amended by deleting subsection (l) in its entirety and inserting in its place the following:

                     (l) RECEIVABLES LOAN DEFAULT. An Event of Default, as defined therein, has occurred under that certain Receivables Loan and Security Agreement between Lender and Borrower dated October ___, 1996, which evidences a $23,000,000 revolving line of credit established by Lender for Borrower and the same has not been cured by Borrower or waived by Lender.

       1.3 EFFECT AND AMENDMENTS. Except as herein amended, the Acquisition Loan Agreement shall remain in full force and effect.

       2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This First Amendment shall not be binding upon Lender or Borrower unless and until Lender shall have received in form and substance satisfactory to Lender or Lender shall be satisfied, as the case may be, with the following:

              (a)    This First Amendment;

              (b)    The Assumption Agreement;

              (c) Satisfaction of the conditions precedent to the Receivables Loan as set forth in Section 5.1 of the Receivables Loan Agreement; and

              (d) Such other items as Lender may reasonably require to accomplish the purposes hereof and to protect its interests hereunder.

       3. NO DEFAULTS. Borrower acknowledges and represents that no event has occurred and no condition exists that would constitute a default or event of default by Borrower under the Acquisition Loan Agreement or any of the other Loan documents, with or without notice or lapse of time, or both.

       4. VALIDITY OF LOAN DOCUMENTS. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Acquisition Loan Agreement as hereby amended, and the other Loan Documents represent valid and enforceable obligations of Borrower.

       5. REAFFIRMATION OF WARRANTIES. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

       6. RATIFICATION OF TERMS AND CONDITIONS. All terms, conditions and provisions of the Acquisition Loan Agreement and each of the other Loan Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended by this First Amendment. In the event of any conflict between the terms and conditions of this First Amendment and any of the other Loan Documents, the provisions of this First Amendment shall control.

       7. REPRESENTATIONS, ACKNOWLEDGMENTS, AND AGREEMENTS OF BORROWER. As material inducements to Lender to enter into the First Amendment, and acknowledging Lender's reliance upon the truth and occurrence thereof, Borrower warrants and represents that:

              (a) RECITALS TRUE. The Recitals set forth above are true and correct, that all financial statements and other information delivered to Lender by or on behalf of Borrower or the Guarantor in connection with this First Amendment were true and correct as of the respective dates thereof, and that Borrower's and Guarantor's financial condition has not materially altered as of the date of this First Amendment from that presented by the latest such financial statements and other information provided to Lender.

              (b) NO ACTIVE BANKRUPTCY. As of the date hereof, Borrower is not the subject of a pending active bankruptcy proceeding and is not aware of any threatened bankruptcy proceeding against Borrower nor is Borrower presently contemplating filing such a proceeding.

              (c) NO GUARANTOR BANKRUPTCY. As of the date hereof to the best of Borrower's knowledge, Guarantor is not the subject of a pending bankruptcy proceeding and Borrower is not aware of any threatened bankruptcy proceeding against the Guarantor, nor to the best of Borrower's knowledge, is the Guarantor contemplating filing such a proceeding;

              (d) NO LITIGATION. There are not proceedings pending or threatened against or affecting Borrower, or to the best of Borrower's knowledge, threatened against or affecting the Guarantor, in any court, before any governmental authority, or arbitration board or tribunal which may now or in the future materially adversely affect Borrower or the Guarantor;

              (e) NO SETOFF RIGHTS. Borrower hereby acknowledges and agrees that as of the date hereof there are not existing claims, defense or rights of setoff whatsoever with respect to Borrower's obligations to Lender under the Acquisition Loan Agreement and the Loan Documents;

              (f) PROPER AUTHORIZATION. This First Amendment has been authorized by all necessary action and when executed will be the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

       8. RIGHTS OF LENDER. In addition to the rights and remedies of Lender under the Loan Documents, and subject to any applicable notice or cure provisions contained in the Loan Documents, Lender shall be free to exercise, in Lender's discretion, its rights and remedies under the Loan Documents upon and after the occurrence of any default by Borrower in the performance of the terms or conditions of this First Amendment, or if any of the Borrower's representations hereunder shall prove to have been materially false when made.

       9. NO WAIVER OF DEFAULTS. This First Amendment in no way acts as a waiver of any default of Borrower or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and performance of Borrower's obligations to Lender. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects.

       10. NO CLAIMS. As of the date of this First Amendment, Borrower has no claims, demands, suits, cross-complaints, or causes of action of any nature arising from the default or breach by Lender of its obligations under the Acquisition Loan Agreement or any other Loan Document which Borrower knows of and which are based upon facts or occurrences existing as of the date of this First Amendment.

       11. COMPLETE AGREEMENT. Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, and notwithstanding any other action or conduct by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions of this First Amendment shall constitute the only evidence of Lender's agreement to modify the Acquisition Loan Agreement. No express or implied consent to any further modifications shall be inferred or implied by Lender's execution of this First Amendment.

       12. ALL MODIFICATIONS TO BE IN WRITING. Lender's execution of this First Amendment shall not constitute either an express or implied waiver of the requirement that any further modification of the Acquisition Loan Agreement or any other Loan Document shall require the express written approval of Lender.

       13. OTHER WRITINGS. Lender and Borrower will execute such other documents and instruments as may be necessary to complete the intentions of Lender and Borrower evidenced by this First Amendment.

       14. BROKER INDEMNITY. Borrower agrees to hold Lender harmless from and defend Lender against the claims of any person or entity who may alleged that a fee or commission is due from Lender in connection with this transaction.

              IN WITNESS WHEREOF, this First Amendment of Loan and Security Agreement is executed as of the day first written above.

                                  QUEEN'S BAY JOINT VENTURE, a
                                  Pennsylvania Joint Venture General Partnership

                                  By:   QUEEN'S BAY ASSOCIATES LIMITED
                                        PARTNERSHIP, a New York Limited
                                        Partnership, Managing Partner

                                        By:   ARG, INC., a Delaware corporation,
                                              General Partner

                                              By:     /s/ T F Flatley
                                                    ----------------------------
                                                      Thomas F. Flatley
                                                      Its President

                                                            [Queen's Bay]

                                  LONDON BRIDGE RESORT, INC.,
                                  a Delaware corporation

                                  By:  /s/ T F Flatley
                                      ------------------------------------------
                                  Its:     President
                                      ------------------------------------------
                                                                      [Borrower]

                                  FINOVA CAPITAL CORPORATION,
                                  a Delaware corporation

                                  By:  /s/ Jack Fields
                                      ------------------------------------------
                                  Its:     Group Vice President
                                      ------------------------------------------

                                                                        [Lender]

                              CONSENT OF GUARANTOR

       The undersigned hereby acknowledges that he executed a Guarantee and Subordination Agreement dated as of June 14, 1994, in favor of FINOVA Capital Corporation, a Delaware corporation ("Lender"), as amended by that certain First Amendment of Guarantee and Subordination Agreement dated June 20, 1995, that certain Second Amendment of Guarantee and Subordination Agreement dated October 30, 1995, and that certain Third Amendment of Guarantee and Subordination Agreement dated June 21, 1996 (the "Guarantee").

       The undersigned hereby acknowledges that QUEEN'S BAY JOINT VENTURE, a Pennsylvania joint venture general partnership ("Queen's Bay"), LONDON BRIDGE RESORT, INC., a Delaware corporation ("Borrower") and Lender have executed a First Amendment of Loan and Security Agreement of which this Consent is a part (the "First Amendment") which resulted in an amendment to the Acquisition Loan Agreement. The undersigned hereby consents to the First Amendment.

       In consideration of Lender entering into the First Amendment, the undersigned agrees to execute a Fourth Amendment of Guarantee and Subordination Agreement wherein the undersigned guarantees all of the Queen's Bay's and Borrower's obligations to Lender under the Acquisition Loan.

       The undersigned acknowledges and agrees that the Guarantee, as such Guarantee is modified by the Fourth Amendment of Guarantee and Subordination Agreement, shall continue in full force and effect. The undersigned further acknowledges that he has no defense, offset or counterclaim with respect to enforcement against him of the provisions of the Guarantee, as amended, or any prior guarantees.

       DATED as of this 11th day of October, 1996.



                                           /s/ T F Flatley
                                          -------------------------------------
                                               Thomas F. Flatley

This instrument was prepared by
and after recording return to:

Jeffrey A. Ekbom, Esq.
Ekbom & Lee PLC
8777 North Gainey Center Drive
Suite 175
Scottsdale, Arizona 85258


                      SECOND MODIFICATION AND AMENDMENT OF
                DEED OF TRUST, ASSIGNMENT OF RENTS AND PROCEEDS
                             AND SECURITY AGREEMENT


       This Modification and Amendment of Deed of Trust (this "Modification") is made and entered into this 11th day of October 1996, by and between LONDON BRIDGE RESORT, INC., a Delaware corporation ("Trustor") (as successor-in-title to QUEEN'S BAY JOINT VENTURE, a Pennsylvania joint venture general partnership ("Queen's Bay")) whose mailing address is 1477 Queen's Bay Road, Lake Havasu, Arizona 86403, and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Beneficiary"), having its principal office and mailing address at 7272 E. Indian School Road, Suite 410, Scottsdale, Arizona 85251 (attn:
Vice President - Portfolio Management, Resort Finance).

                                R E C I T A L S

       Queen's Bay has executed and delivered to Beneficiary a Deed of Trust, Assignment of Rents and Proceeds and Security Agreement dated as of October 30, 1995, which deed of trust was recorded November 1, 1995, in the Official Records of the Mohave County, Arizona, Recorder in Book 2642, Page 891, as such deed of trust is modified by that certain Modification and Amendment of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement dated June 21, 1996, which instrument was recorded August ___, 1996, in the Official Records of the Mohave County, Arizona, Recorder in Book _____,
Page ____ (collectively, the "Deed of Trust"). The Deed of Trust grants Beneficiary a lien on the real property described therein (the

"Real Property"). Concurrently herewith, Queen's Bay has conveyed the Real Property to Trustor.

       Queen's Bay and Beneficiary are parties to that certain Loan and Security Agreement dated October 30, 1995 (the "Acquisition Loan Agreement") pursuant to which Beneficiary made a loan to Queen's Bay in the principal amount of $9,500,000 (the "Acquisition Loan") as evidenced by that certain Promissory Note dated October 30, 1995, in the original principal amount of $9,500,000 (the "Acquisition Note"). The Deed of Trust secures, among other things, payment and performance of the Acquisition Loan Agreement and the Acquisition Note. Trustor has assumed the obligations of Queen's Bay, jointly and severally with Queen's Bay, arising under the Acquisition Loan Agreement and Acquisition Note pursuant to that certain Assumption Agreement among Queen's Bay, Trustor and Beneficiary of even date herewith.

       Queen's Bay and Beneficiary are also parties to that certain Purchase and Security Agreement dated June 14, 1994, as amended by that certain First Amendment of Purchase and Security Agreement dated June 20, 1995, that certain Second Amendment of Purchase and Security Agreement dated October 30, 1995, and that certain Third Amendment of Purchase and Security Agreement dated June 21, 1996 (collectively, the "Purchase Agreement"). Performance by Queen's Bay under the Purchase Agreement is secured by the Deed of Trust. Queen's Bay and Beneficiary have terminated the Purchase Agreement pursuant to that certain Termination of Purchase and Security Agreement and Re-Assignment of Receivables of even date herewith.

       Trustor and Beneficiary are parties to that certain Receivables Loan and Security Agreement of even date herewith (the "Receivables Loan Agreement") pursuant to which Beneficiary has agreed to establish a revolving line of credit for Trustor in the principal amount of Twenty-Three Million Dollars ($23,000,000) as evidenced by that certain Promissory Note of even date herewith in the maximum principal amount of Twenty-Three Million Dollars ($23,000,000) (the "Receivables Note").

       Trustor and Beneficiary have also entered into that certain First Amendment of Loan and Security Agreement of even date herewith (the "First Amendment") pursuant to which the Acquisition Loan Agreement has been modified and amended to cross default payment and performance of the Acquisition Loan with the payment and performance of the Receivables Loan.

       Trustor and Beneficiary desire that the Deed of Trust be amended to:
(i) substitute London Bridge Resort, Inc. as the trustor thereunder; (ii) secure repayment of the Receivables Loan as evidenced by the Receivables Loan Agreement and the Receivables Note; and (iii) secure performance under the Acquisition Loan Agreement, as amended by the First Amendment, as well as securing repayment of the other obligations presently secured thereby.

       Now, therefore, in consideration of the mutual covenants contained herein, and for other valuable consideration, the parties agree as follows:

                                   AGREEMENTS

       1.     AMENDMENT OF DEED OF TRUST.

              (a) CHANGE OF TRUSTOR. The Deed of Trust is hereby amended to change the "trustor" thereunder from Queen's Bay Joint Venture, a Pennsylvania joint venture general partnership, to London Bridge Resort, Inc., a Delaware corporation. The address for trustor shall remain the same.

              (b) ADDITIONAL OBLIGATIONS SECURED. It is understood and agreed that the Deed of Trust is hereby amended to secure, in addition to any amounts and obligations previously secured thereon, the Receivables Loan and the Receivables Note in the principal amount of Twenty-Three Million Dollars ($23,000,000), plus interest and costs as set forth therein, and performance by Trustor of all its obligations (i) under the Receivables Loan Agreement, and (ii) under the Acquisition Loan Agreement as amended by the First Amendment.

       2. NO AFFECT ON EXISTING LIEN OR OBLIGATIONS. All of the property described in the Deed of Trust (not previously released therefrom) shall remain in all respects subject to the lien, charge and encumbrance thereof and nothing contained herein and nothing done pursuant hereto, shall affect or be construed to affect the lien, charge or encumbrance of the Deed of Trust or the priority thereof over other liens, charges or encumbrances, or to release or affect the liability of any party or parties who may now or hereafter be liable thereunder.

       3. NO OTHER MODIFICATIONS. This Modification is a modification only and shall relate back to the date of the original execution of the Deed of Trust. Except as herein modified, all terms and conditions of the Deed of Trust shall remain in full force and effect.

       4. EXECUTION IN COUNTERPARTS. This Modification may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties have executed this Second Modification and Amendment of Deed of Trust on the date and year first written above.

                                   LONDON BRIDGE RESORT, INC.
                                   a Delaware corporation


                                   By:  /s/  T F Flatley
                                      ------------------------------------------
                                   Its:      President
                                       -----------------------------------------

                                                                       [Trustor]

                                   FINOVA CAPITAL CORPORATION,
                                   a Delaware corporation


                                   By:  /s/  [ILLEGIBLE]
                                      ------------------------------------------
                                   Its:      Group Vice President
                                      ------------------------------------------

                                                                   [Beneficiary]

ACKNOWLEDGED AND
AGREED TO:                         QUEEN'S  BAY JOINT VENTURE, a
                                   Pennsylvania Joint Venture General
                                   Partnership

                                   By:    QUEEN'S BAY ASSOCIATES,
                                          LIMITED PARTNERSHIP,  a New
                                          York limited partnership,
                                          Managing Partner

                                          By:    ARG, INC., a Delaware
                                                 corporation, General Partner

                                                 By:  /s/  T F Flatley
                                                      -------------------------
                                                           Thomas F. Flatley
                                                           Its President

                                                                       [Trustor]


STATE OF ARIZONA            )
                            )      ss.
County of Maricopa          )

       The foregoing instrument was acknowledged before me this 11th day of October, 1996, by Thomas F. Flatley, the President of London Bridge Resort, Inc., a Delaware corporation, on behalf of the corporation.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                          /s/  Michelle Parson
                                          -------------------------------------
                                               Notary Public
My commission expires:

       9-20-99
----------------------

STATE OF ARIZONA            )
                            )      ss.
County of Maricopa          )

       The foregoing instrument was acknowledged before me this 15th day of October, 1996, by Jack Fields, the Group Vice President of the FINOVA Capital Corporation, on behalf of the corporation.

       In witness whereof, I hereunto set my hand and official seal.

                                          /s/  Bonnie J. Fenimore
                                          -------------------------------------
                                               Notary Public
My commission expires:

Jan. 13, 1997
----------------------


STATE OF ARIZONA            )
                            )      ss.
County of Maricopa          )

       The foregoing instrument was acknowledged before me this 11th day of October, 1996, by Thomas F. Flatley, the President of ARG, INC., a Delaware corporation, in its capacity as a general partner of Queen's Bay Associates Limited Partnership, a New York limited partnership, in its capacity as the managing partner of Queen's Bay Joint Venture, a Pennsylvania joint venture general partnership, on behalf of said joint venture general partnership.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                          /s/  Michelle Pearson
                                          -------------------------------------
                                               Notary Public
My commission expires:

       9-20-99
----------------------

When recorded, return to:

Ekbom & Lee PLC
8777 North Gainey Center Drive
Suite 175
Scottsdale, Arizona 85258
Attention:  Jeffrey A. Ekbom, Esq.


                                ASSUMPTION AGREEMENT

          This ASSUMPTION AGREEMENT (this "Agreement") is made this 11th day of October, 1996, by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), QUEEN'S BAY JOINT VENTURE, a Pennsylvania joint venture general partnership ("Borrower") and LONDON BRIDGE RESORT, INC., a Delaware corporation ("Transferee").

                                  R E C I T A L S

          Borrower and Lender are parties to that certain Loan and Security Agreement dated October 30, 1995 (the "Acquisition Loan Agreement") pursuant to which Lender made a mortgage refinance loan to Queen's Bay in the principal amount of $9,500,000 (the "Acquisition Loan"), as evidenced by that certain Promissory note made by Queen's Bay to the order of Lender in the original principal amount of $9,500,000 dated October 30, 1995 (the "Acquisition Note"). The Acquisition Loan is secured, among other things, by that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement wherein Borrower appears as Trustor and Lender appears as beneficiary dated October 30, 1995, which instrument is recorded with the Mohave County, Arizona, Recorder's Office as of November 1, 1995, as Document No. 95057388 (the "Deed of Trust"). The Deed of Trust is a lien on the real property described therein, not previously released from such lien (the "Property").

          Borrower desires to transfer the Property (through an intermediate transfer to Borrower's ultimate principal) to Transferee, which is a corporation wholly owned by the ultimate principal of Borrower, and Transferee desires to accept title to the Property, and to assume all of the obligations of Borrower under the Acquisition Note, Acquisition Loan Agreement and Deed of Trust (together with all documents referred to therein, the "Loan Documents"). Lender is willing to consent to the transfer of the Property and accept this assumption on condition that Borrower remain fully liable for all performances, obligations and duties under the Loan Documents as if this Agreement had not been entered into, and upon the terms and conditions set forth herein.

                                A G R E E M E N T S

          Now, therefore, for good and valuable consideration, the parties agree as follows:

          1. TRANSFEREE ASSUMES LOAN. Transferee hereby assumes and agrees to pay, perform and be bound by all of the terms, provisions, covenants and warranties of Borrower under the Loan Documents. Transferee shall be liable for the payment and performance of all of the terms, conditions, covenants and warranties of the Loan Documents as if Transferee had executed such documents originally. The term "Trustor", "Borrower", "Maker", and "Debtor" where used in the Loan Documents or in any other instrument evidencing or securing the Note, shall be deemed to mean and refer to Transferee hereunder, as the context requires.

          2. BORROWER JOINTLY AND SEVERALLY LIABLE. Notwithstanding the transfer of the Property by Borrower to Transferee, and notwithstanding any term or provision of the Loan Documents or this Agreement to the contrary, Borrower shall remain primarily liable for all performances, obligations, and duties under the Loan Documents, jointly and severally, with Transferee.

          3. REPRESENTATIONS AND WARRANTIES. Borrower and Transferee represent and warrant:

               (a) The Loan Documents and this Agreement constitute the legal, valid and binding obligations of Borrower and Transferee enforceable in accordance with their respective terms; and

               (b) Borrower and Transferee have no defense, setoff or counterclaim to their obligations under the Loan Documents or this Agreement.

          4. NO DISCHARGE OR RELEASE. Any lien or security interest securing payment of the Note shall continue to secure the Note. No payment or discharge is intended by this Agreement and all liens and security interests shall continue in full force, unimpaired from the date of their execution.

          5. NO CONFLICTING AGREEMENTS. Transferee represents and warrants that neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms or conditions of this Agreement conflict with or result in a breach of any of the terms, conditions or provisions of any other agreement or instrument to which it is a party or by which it is bound.

          6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

          7.   NOTICES.  Transferee's address for notices is:

               London Bridge Resort, Inc.
               1477 Queen's Bay Road
               Lake Havasu, Arizona
               Attn:  Thomas F. Flatley

          8. BINDING AGREEMENT. All agreements, covenants, conditions and provisions of this Agreement shall apply to and bind the heirs, successors and assigns of each party.

          9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed as of the day and year first written above.

                                   QUEEN'S BAY JOINT VENTURE,
                                   a Pennsylvania Joint Venture General
                                   Partnership

                                   By:  QUEEN'S BAY ASSOCIATES
                                        LIMITED PARTNERSHIP, a
                                        New York limited partnership, Managing
                                        Partner

                                        By:  ARG, INC., a Delaware corporation,
                                             General Partner

                                             By: /s/  T F Flatley
                                                 -----------------------------
                                                    Thomas F. Flatley
                                                    Its President

                                                                    [Borrower]

                                   LONDON BRIDGE RESORT, INC.,
                                   a Delaware corporation

                                   By: /s/ T F Flatley
                                       ---------------------------------------
                                   Its:    President
                                        --------------------------------------

                                                                  [Transferee]

                                   FINOVA CAPITAL CORPORATION,
                                   a Delaware corporation

                                   By: /s/  Jack Fields
                                       ---------------------------------------
                                   Its:     Group Vice President
                                        --------------------------------------

                                                                      [Lender]

STATE  OF  PENNSYLVANIA       )
                              ) ss.
County of Montgomery          )

     The foregoing instrument was acknowledged before me this 11th day of October, 1996, by Thomas F. Flatly, the President of ARG, INC., a Delaware corporation, in its capacity as a general partner of Queen's Bay Associates Limited Partnership, a New York limited partnership, in its capacity as the managing partner of Queen's Bay Joint Venture, a Pennsylvania joint venture general partnership, on behalf of said joint venture general partnership.

     IN WITNESS WHEREOF, I hereunder set my hand and official seal.


                                        /s/  Michelle Pearson
                                        --------------------------------------
                                        Notary Public

My Commission Expires:

     9-20-99
----------------------------------



STATE  OF PENNSYLVANIA        )
                              ) ss.
County of Montgomery          )

     The foregoing instrument was acknowledged before me this 11th day of October, 1996, by Thomas Flatley, the President of London Bridge Resort, Inc., a Delaware corporation, on behalf of the corporation.

     IN WITNESS WHEREOF, I hereunder set my hand and official seal.


                                        /s/  Michelle Pearson
                                        --------------------------------------
                                        Notary Public

My Commission Expires:

     4-20-99
----------------------------------

STATE  OF ARIZONA        )
                         ) ss.
County of Maricopa       )

     The foregoing instrument was acknowledged before me this 15th day of October, 1996, by Jack Fields, the Group Vice President of the FINOVA Capital Corporation, on behalf of the corporation.

     IN WITNESS WHEREOF, I hereunder set my hand and official seal.



                                        /s/  Bonnie J. Fenimore
                                        --------------------------------------
                                        Notary Public

My Commission Expires:

     Jan. 13, 1997
----------------------------------

                                  FIRST AMENDMENT OF
                             SERVICES AND FEES AGREEMENT


     This FIRST AMENDMENT OF SERVICES AND FEES AGREEMENT (this "First Amendment") is entered into this 11th day of October, 1996, by and between FINOVA PORTFOLIO SERVICES, INC., an Arizona corporation, formerly known as GFC Portfolio Services, Inc. ("FPSI"), QUEEN'S BAY JOINT VENTURE, a Pennsylvania joint venture general partnership ("Queen's Bay"), and LONDON BRIDGE RESORT, INC., a Delaware corporation ("Transferee").


                                   R E C I T A L S

     Queen's Bay and FPSI are parties to that certain Services and Fees Agreement dated as of June 14, 1994 (the "Agreement"). Unless otherwise defined in this First Amendment, all defined terms used herein shall have the same meaning as ascribed to such term in the Agreement.

     The Agreement was executed in connection with that certain Servicing Agreement (the "Servicing Agreement") among FPSI, Queen's Bay and FINOVA Capital Corporation ("FINOVA") (formerly known as Greyhound Financial Corporation), wherein FPSI agreed to service the "Assigned Accounts", as defined therein. Queen's Bay has agreed to transfer the Assigned Accounts to Transferee, a corporation which initially will be wholly owned by ultimate principal of Queen's Bay.

     FPSI, FINOVA and Queen's Bay desire to amend and modify the terms of the Agreement to (i) substitute Transferee for Queen's Bay as the "Client" under the Agreement, and (ii) redesignate the parties as provided below.

                                 A G R E E M E N T S

     Now, therefore, in consideration of the premises and the agreement, provisions and covenants hereinafter set forth, the parties hereby agree as follows:

     1. REDESIGNATION OF PARTIES. On and after the date hereof, (i) all references to "Lender/Purchaser" under the Agreement shall refer to FINOVA Capital Corporation, and (ii) all references to "Client" under the Agreement shall refer to London Bridge Resort, Inc.

     2. SUBSTITUTION OF PARTY. On and after the date hereof, London Bridge Resort, Inc. shall be the "Client" under the Agreement, and Queen's Bay Joint Venture shall no longer be a party to the Agreement.

     3. COMPLETE AGREEMENT. Notwithstanding anything to the contrary contained herein or in any other instrument executed by FPSI, Queen's Bay, FINOVA or Transferee, and notwithstanding any other action or conduct by FPSI, Queen's Bay, FINOVA or Transferee on or before the date hereof, the agreements, covenants and provisions of this First Amendment shall constitute the only evidence of the parties' agreement to amend and modify the Agreement.

     4. OTHER WRITINGS. FPSI, FINOVA, Queen's Bay and Transferee will execute such other documents and instruments as may be necessary to complete the intentions of the parties evidenced by this First Amendment.

     IN WITNESS WHEREOF, this First Amendment of Services and Fees Agreement is executed as of the day first written above.

                                   QUEEN'S BAY JOINT VENTURE,
                                   a Pennsylvania joint venture general
                                   partnership

                                   By:  QUEEN'S BAY ASSOCIATES
                                        LIMITED PARTNERSHIP, a
                                        New York limited partnership, Managing
                                        Partner

                                        By:  ARG, INC., a Delaware corporation,
                                             General Partner

                                             By:  /s/ T F Flatley
                                                  ----------------------------
                                                   Thomas F. Flatley
                                                   Its President

                                                                 [Queen's Bay]

                                   LONDON BRIDGE RESORT, INC.,
                                   a Delaware corporation

                                   By:  /s/ T F Flatley
                                       ---------------------------------------
                                   Its: President
                                        --------------------------------------

                                                                  [Transferee]


                                   FINOVA CAPITAL CORPORATION,
                                   a Delaware corporation, formerly known as Greyhound Financial Corporation

                                   By:  /s/ Randall Heller
                                       ---------------------------------------
                                   Its: V.P.
                                        --------------------------------------

                                                                      [FINOVA]

                                   FINOVA PORTFOLIO SERVICES, INC.,
                                   an Arizona corporation, formerly known as GFC Portfolio Services, Inc.

                                   By: /s/  Jack Fields
                                       ---------------------------------------
                                   Its: Group Vice  President
                                        --------------------------------------

                                                                        [FPSI]

                                  FIRST AMENDMENT OF
                                 SERVICING AGREEMENT

     This FIRST AMENDMENT OF SERVICING AGREEMENT (this "First Amendment") is entered into this 11th day of October, 1996, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation, formerly known as Greyhound Financial Corporation ("Buyer"), FINOVA PORTFOLIO SERVICES, INC., an Arizona corporation, formerly known as GFC Portfolio Services, Inc. ("Servicing Agent"), QUEEN'S BAY JOINT VENTURE, a Pennsylvania joint venture general partnership ("Seller"), and LONDON BRIDGE RESORT, INC., a Delaware corporation ("Transferee").

                                   R E C I T A L S

     Buyer, Servicing Agent and Seller are parties to that certain Servicing Agreement dated as of June 14, 1994 (the "Agreement"). Unless otherwise defined in this First Amendment, all defined terms used herein shall have the same meaning as ascribed to such term in the Agreement.

     The Agreement was executed in connection with that certain Purchase and Security Agreement dated June 14, 1994, as amended by that certain First Amendment of Purchase and Security Agreement dated June 20, 1995, that certain Second Amendment of Purchase and Security Agreement dated October 30, 1995, and that certain Third Amendment of Purchase and Security Agreement dated June 21, 1996 (the "Purchase Agreement").

     Seller has agreed to transfer all of its right, title and interest in the Assigned Accounts to Transferee, a corporation wholly owned by ultimate principal of Seller.

     Buyer has agreed to establish a $23,000,000 revolving line of credit for Transferee (the "Receivables Loan") in accordance with the terms and conditions of that certain Receivables Loan and Security Agreement between Transferee and Buyer of even date herewith (the "Receivables Loan Agreement") and as evidenced by that certain Promissory Note of even date herewith in the original principal amount of Twenty-Three Million Dollars ($23,000,000) (the "Receivables Note").

     In conjunction with the making of the Receivables Loan, the Purchase Agreement and Buyer's and Seller's obligations thereunder, will be terminated.

     Buyer and Seller desire to amend and modify the terms of the Agreement to
(i) substitute Transferee for Seller as a party under the Agreement, (ii) modify the Agreement to eliminate or correct references to the Purchase Agreement, which is being terminated, and refer instead to the Receivables Loan Agreement which is being established in its stead, and (iii) redesignate the parties as provided below.

                                 A G R E E M E N T S

     Now, therefore, in consideration of the premises and the agreement, provisions and covenants hereinafter set forth, the parties hereby agree as follows:

     1. REDESIGNATION OF PARTIES. On and after the date hereof, (i) all references to "Buyer" under the Agreement shall refer to FINOVA Capital Corporation, which shall be designated as "Lender" under the Agreement, and (ii) all references to "Seller" under the Agreement shall refer to London Bridge Resort, Inc., which shall be designated as "Borrower" under the Agreement.

     2. REVISION OF SECTION 2.1(a). Section 2.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

     (a) Unless extended by Lender, Borrower and Servicing Agent, this Agreement shall terminate 60 days after the occurrence of the Receivables Loan Maturity Date, as such term is defined in the Receivables Loan and Security Agreement between Borrower and Lender.

     3. REFERENCES TO PURCHASE AGREEMENT. Except for the revision set forth in paragraph 2 above, all references in the Agreement to the "Purchase Agreement" shall refer to the Receivables Loan Agreement.

     4. SUBSTITUTION OF PARTY. On and after the date hereof, London Bridge Resort, Inc. shall be the "Borrower" under the Agreement, and Queen's Bay Joint Venture shall no longer be a party to the Agreement.

     5. COMPLETE AGREEMENT. Notwithstanding anything to the contrary contained herein or in any other instrument executed by Seller, Buyer or Transferee, and notwithstanding any other action or conduct by Seller, Buyer or Transferee on or before the date hereof, the agreements, covenants and provisions of this First Amendment shall constitute the only evidence of Buyer's and Seller's agreement to amend and modify the Agreement.

     6. OTHER WRITINGS. Buyer, Seller and Transferee will execute such other documents and instruments as may be necessary to complete the intentions of Buyer, Seller and Transferee evidenced by this First Amendment.

          IN WITNESS WHEREOF, this First Amendment of Servicing Agreement is executed as of the day first written above.

                              QUEEN'S BAY JOINT VENTURE,
                              a Pennsylvania joint venture general partnership

                              By:  QUEEN'S BAY ASSOCIATES
                                   LIMITED PARTNERSHIP, a New York
                                   limited partnership, Managing Partner

                                   By:  ARG, INC., a Delaware corporation,
                                        General Partner

                                        By:  /s/ T F Flatley
                                            ----------------------------------
                                             Thomas F. Flatley
                                             Its President

                                                                      [Seller]

                                   LONDON BRIDGE RESORT, INC.,
                                   a Delaware corporation

                                   By: /s/ T F Flatley
                                       ---------------------------------------
                                   Its: President
                                        --------------------------------------

                                                                  [Transferee]

                                   FINOVA CAPITAL CORPORATION,
                                   a Delaware corporation, formerly known as Greyhound Financial Corporation

                                   By: /s/ Randall Heller
                                       ---------------------------------------
                                   Its: V.P.
                                        --------------------------------------

                                                                      [FINOVA]

                                   FINOVA PORTFOLIO SERVICES, INC.,
                                   an Arizona corporation, formerly known as GFC Portfolio Services, Inc.

                                   By: /s/ Jack Fields
                                       ---------------------------------------
                                   Its: Group Vice President
                                        --------------------------------------

                                                                        [FPSI]